LAZARD FUNDS
                                   PROSPECTUS
                                   MAY 1, 1998
                         As Revised, November 30, 1998




May 1, 1998
As Revised, November 30, 1998
PROSPECTUS
THE LAZARD
FUNDS, INC.
--------------------------------------
Lazard Equity Portfolio
Lazard Mid Cap Portfolio
Lazard Small Cap Portfolio
Lazard Bantam Value Portfolio
Lazard Global Equity Portfolio
Lazard International Equity Portfolio
Lazard International Small Cap Portfolio
Lazard Emerging Markets Portfolio
Lazard Bond Portfolio
Lazard High Yield Portfolio
Lazard International Fixed Income Portfolio
Lazard Strategic Yield Portfolio
--------------------------------------
30 Rockefeller Plaza,
New York, New York 10112
(800) 823-6300

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

This Prospectus sets forth concisely information about the Fund and the Portfolios that a prospective investor should know before investing in a Portfolio. A Statement of Additional Information dated May 1, 1998, which may be revised from time to time, containing additional and more detailed information about the Portfolios, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Fund at the address and telephone number printed above. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.
-----------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Lazard Funds, Inc. (the "Fund") is a no-load, open-end management investment company, known as a mutual fund. By this Prospectus, the Fund is offering Institutional Shares and Open Shares of twelve portfolios (each, a "Portfolio"). Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class of shares.

Lazard Asset Management (the "Investment Manager"), a division of Lazard Freres & Co. LLC ("Lazard Freres"), professionally manages each Portfolio.

The names and investment objectives of the Portfolios are as follows:

LAZARD EQUITY PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in equity securities of companies with relatively large capitalizations that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD MID CAP PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in equity securities of companies with market capitalizations in the range of companies represented in the Russell Midcap Index that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD SMALL CAP PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in equity securities of companies with market capitalizations in the range of companies represented in the Russell 2000 Index that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD BANTAM VALUE PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in equity securities of companies with market capitalizations under $500 million that the Investment Manager considers inexpensively priced relative to the return on total capital or equity and which it believes are likely to increase market capitalization as a result of growth or are likely to be the subject of acquisitions or other events.

LAZARD GLOBAL EQUITY PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in equity securities of companies with relatively large capitalizations that are located anywhere in the world that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD INTERNATIONAL EQUITY PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in the equity securities of non-United States companies that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in equity securities of non-United States companies with market capitalizations under $1 billion that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD EMERGING MARKETS PORTFOLIO seeks long-term capital appreciation. This Portfolio invests primarily in equity securities of non-United States issuers that are located, or doing significant business, in emerging market countries that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD BOND PORTFOLIO seeks to build and preserve capital. This Portfolio invests in a range of bonds, including obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, mortgage-backed securities, asset-backed securities, municipal securities and corporate fixed-income securities.

LAZARD HIGH YIELD PORTFOLIO seeks maximum total return, consisting of capital appreciation and current income. This Portfolio invests principally in domestic high-yielding fixed-income securities rated below investment grade (i.e., rated below Baa/BBB by a nationally recognized statistical rating organization). INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS PORTFOLIO.

LAZARD INTERNATIONAL FIXED INCOME PORTFOLIO seeks high total return from a combination of current income and capital appreciation, consistent with what the Investment Manager considers to be prudent investment risk. This Portfolio invests primarily in foreign fixed-income securities of varying maturities.

LAZARD STRATEGIC YIELD PORTFOLIO seeks total return by placing approximately equal emphasis on capital appreciation and current income. This Portfolio invests in a wide variety of domestic and foreign fixed-income securities, including those of emerging markets and non-traditional sectors, many of which are rated below investment grade (i.e., rated below Baa/BBB by a nationally recognized statistical rating organization). INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS PORTFOLIO.

                                TABLE OF CONTENTS

                                                                    PAGE

Annual Operating Expenses........................................  6
Financial Highlights.............................................  9
Description of the Portfolios.................................... 19
     General..................................................... 19
     Investment Objectives and Policies.......................... 20
     Investment Considerations and Risks......................... 37
Management of the Fund and Portfolios............................ 43
Purchase of Shares............................................... 47
Redemption of Shares............................................. 51
Distribution and Servicing Plan.................................. 53
Exchange Privilege............................................... 54
Dividends and Distributions...................................... 55
Taxation......................................................... 56
Organization and Description of Capital Stock.................... 59
Reports to Shareholders and Account Services..................... 60
Performance Information.......................................... 60
Appendix.........................................................A-1


ANNUAL OPERATING EXPENSES
(as a percentage of average daily net assets)

                                                                                                                   Total Portfolio
                                                     Management                 12b-1               Other           Operating
                                                       Fees                     Fees              Expenses           Expenses
                                                    -----------                ------            ----------        ----------------
Equity Portfolio
  Institutional Shares                                  .75%                    None                .11%*          .86%*
  Open Shares                                           .75%                    .25%                .22%*         1.22%*
Mid Cap Portfolio
  Institutional Shares                                  .75%                    None                .30%*         1.05%*
  Open Shares                                           .75%                    .25%                .35%*         1.35%*
Small Cap Portfolio
  Institutional Shares                                  .75%                    None                .07%*          .82%*
  Open Shares                                           .75%                    .25%                .14%*         1.14%*
Bantam Value Portfolio
  Institutional Shares                                  .75%                    None                .30%*         1.05%*
  Open Shares                                           .75%                    .25%                .35%*         1.35%*
Global Equity Portfolio
  Institutional Shares                                  .75%                    None                .30%*         1.05%*
  Open Shares                                           .75%                    .25%                .35%*         1.35%*
International Equity
Portfolio
  Institutional Shares                                  .75%                    None                .14%           .89%
  Open Shares                                           .75%                    .25%                .25%*         1.25%*
International Small Cap Portfolio
  Institutional Shares                                  .75%                    None                .34%          1.09%
  Open Shares                                           .75%                    .25%                .43%*         1.43%*
Emerging Markets Portfolio
  Institutional Shares                                 1.00%                    None                .32%*         1.32%*
  Open Shares                                          1.00%                    .25%                .35%*         1.60%*
Bond Portfolio
  Institutional Shares                                  .50%                    None                .30%*          .80%*
  Open Shares                                           .50%                    .25%                .35%*         1.10%*
High Yield Portfolio
  Institutional Shares                                  .75%                    None                .30%          1.05%
  Open Shares                                           .75%                    .25%                .35%*         1.35%*
International Fixed Income Portfolio
  Institutional Shares                                  .75%                    None                .35%          1.10%
  Open Shares                                           .75%                    .25%                .35%*         1.35%*
Strategic Yield Portfolio
  Institutional Shares                                  .75%                    None                .19%*          .94%*
  Open Shares                                           .75%                    .25%                .39%*         1.39%*


                                                                                            CONTINUED ON NEXT PAGE.

---------------
*    After expense reimbursement.


 EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period):

                                          1 YEAR                3 YEARS              5 YEARS             10 YEARS
                                          ------                -------              -------             --------
Equity Portfolio
  Institutional Shares                     $  9                    $ 27                  $ 48                $ 106
  Open Shares                              $ 12                    $ 39                  $ 67                $ 148
Mid Cap Portfolio
  Institutional Shares                     $ 11                    $ 33                  $ 58                $ 128
  Open Shares                              $ 14                    $ 43                  $ 74                $ 162
Small Cap Portfolio
  Institutional Shares                     $  8                    $ 26                  $ 46                $ 101
  Open Shares                              $ 12                    $ 36                  $ 63                $ 139
Bantam Value Portfolio
  Institutional Shares                     $ 11                    $ 33                  $ 58                $ 128
  Open Shares                              $ 14                    $ 43                  $ 74                $ 162
Global Equity
Portfolio
  Institutional Shares                     $ 11                    $ 33                  $ 58                $ 128
  Open Shares                              $ 14                    $ 43                  $ 74                $ 162
International Equity
Portfolio
  Institutional Shares                     $  9                    $ 28                  $ 49                $ 110
  Open Shares                              $ 13                    $ 40                  $ 69                $ 151
International Small Cap Portfolio
  Institutional Shares                     $ 11                    $ 35                  $ 60                $ 133
  Open Shares                              $ 15                    $ 45                  $ 78                $ 171
Emerging Markets Portfolio
  Institutional Shares                     $ 13                    $ 42                  $ 72                $ 159
  Open Shares                              $ 16                    $ 50                  $ 87                $ 190
Bond Portfolio
  Institutional Shares                     $  8                    $ 26                  $ 44                $  99
  Open Shares                              $ 11                    $ 35                  $ 61                $ 134
High Yield Portfolio
  Institutional Shares                     $ 11                    $ 33                  $ 58                $ 128
  Open Shares                              $ 14                    $ 43                  $ 74                $ 162
International Fixed Income  Portfolio
  Institutional Shares                     $ 11                    $ 33                  $ 58                $ 128
  Open Shares                              $ 14                    $ 43                  $ 74                $ 162
Strategic Yield Portfolio
  Institutional Shares                     $ 10                    $ 30                  $ 52                $ 115
  Open Shares                              $ 14                    $ 44                  $ 76                $ 167

   The amounts listed in the examples should not be considered representative of past or future expenses, which may be more or less than those shown.
   Moreover, while these examples assume a 5% annual return, a Portfolio's actual performance will vary and may result in an actual return greater or less than 5%.
                                                    CONTINUED ON NEXT PAGE.

The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by each Portfolio, the payment of which will reduce investors' annual return. Long-term investors in Open Shares could pay more in 12b-1 fees than the economic equivalent of paying a front-end sales charge. With respect to Institutional Shares, "Other Expenses" and "Total Portfolio Operating Expenses" reflect the undertaking of the Investment Manager to bear, excluding class specific expenses, (i) with respect to each of the Bantam Value Portfolio and Global Equity Portfolio, total operating expenses in excess of 1.05% of each such Portfolio's average net assets, and (ii) with respect to the Bond Portfolio, total operating expenses in excess of .80% of that Portfolio's average net assets, in each case, until the earlier of December 31, 1998 or such time as the respective Portfolio reaches total net assets of $100 million. Had the Investment Manager not undertaken to bear certain expenses, total portfolio operating expenses for the fiscal year ended December 31, 1997 for Institutional Shares would have been 0.87% for the Equity Portfolio, 1.44% for the Mid Cap Portfolio, 0.82% for the Small Cap Portfolio, 1.14% for the Bantam Value Portfolio, 2.55% for the Global Equity Portfolio, 1.33% for the Emerging Markets Portfolio, 0.81% for the Bond Portfolio, and 0.95% for the Strategic Yield Portfolio. With respect to Institutional Shares of the International Fixed Income Portfolio, "Other Expenses" and "Total Portfolio Operating Expenses" have been restated to reflect current fees. With respect to Open Shares of each Portfolio, "Other Expenses" and "Total Portfolio Operating Expenses" reflect the undertaking by the Investment Manager to bear, excluding 12b-1 fees and other class specific expenses, total operating expenses in excess of the "Total Portfolio Operating Expenses" noted in the table above for Open Shares of such Portfolio. Had the Investment Manager not undertaken to bear certain expenses, total portfolio operating expenses for the fiscal year ended December 31, 1997 for Open Shares would have been 1.35% for the Equity Portfolio, 4.97% for the Mid Cap Portfolio, 1.23% for the Small Cap Portfolio, 1.88% for the Bantam Value Portfolio, 4.23% for the Global Equity Portfolio, 1.61% for the International Equity Portfolio, 3.39% for the International Small Cap Portfolio, 1.93% for the Emerging Markets Portfolio, 1.49% for the Bond Portfolio, 2.71% for the International Fixed Income Portfolio and 1.44% for the Strategic Yield Portfolio. The information in the table does not reflect any other fee waivers or expense reimbursement arrangements that were in effect for the Portfolios during the last fiscal year or may be in effect during the current fiscal year. "Other Expenses" for Institutional Shares with respect to the Mid Cap Portfolio and High Yield Portfolio, and "Other Expenses" for Open Shares with respect to the Bond Portfolio and Mid Cap Portfolio, are based on estimated amounts for the current fiscal year. Investors may purchase Fund shares without a sales charge directly from Lazard Freres. Securities dealers and other institutions effecting transactions in Fund shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

FINANCIAL HIGHLIGHTS

The financial highlights set forth below for Institutional Shares have been audited by Anchin, Block & Anchin LLP, Independent Accountants. The financial highlights set forth below for the Equity Portfolio for periods prior to January 1, 1992 were audited by other independent public accountants. Additional financial information, related notes and report of independent accountants accompany the Statement of Additional Information, which is available upon request. The High Yield Portfolio had not commenced operations as of the date of the financials and, therefore, no financial data are provided for such Portfolio.

THE LAZARD FUNDS, INC
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Less Distributions
                             INCOME (LOSS) FROM INVESTMENT OPERATIONS           from and                      Ratios to Average Net
                                                                               IN EXCESS OF:                          Assets

                               Realized
                                 and
                               Unrealized
            Net                  Gain                                  Net                       Invest- Port-    Aver-       Net
           Asset               (Loss)    Total    Invest- Real-       Asset                      ment    folio    age       Assets,
           Value,     Invest-    on      from     ment    ized        Value,            Expen-   In      Turn-    Commis-     End
           Beginning  ment     Invest-   Invest-  In-     Gains-      End Net   Total   ses      come    over     ion         of
           of        (Income)  ments     ment     come    Net         of        Return  Net      Net     Rate     Rate      Period
Period    Period     Loss-Net  Net       Opera-   Net                 Period    ++       +        +               Paid      (000's)
                                         tions                                                                     **
-----------------------------------------------------------------------------------------------------------------------------------
LAZARD EQUITY PORTFOLIO
INSTITUTIONAL SHARES
Year ended
12/31/97..$19.24   $0.220   $4.536    $4.756    $(0.220)    $3.796    $19.98   25.1%  0.86%(j),(k) 1.00%  78.27% $0.0580  $333,575
12/31/96.. 17.41    0.331    3.064     3.395     (0.329)    (1.236)    19.24   19.9   0.89(h),(i)  1.87   65.80   0.0582   278,605
12/31/95.. 13.75    0.226    4.931     5.157     (0.175)    (1.322)    17.41   37.7   0.92(g)      1.45   80.72            163,787
12/31/94.. 13.89    0.141    0.441     0.582     (0.152)    (0.574)    13.75    4.2   1.05         1.15   66.52             89,105
12/31/93.. 12.74    0.158    2.172     2.330     (0.165)    (1.015)    13.89   18.6   1.05(d)      1.31   63.92             47,123
12/31/92.. 12.34    0.123    0.518     0.641     (0.132)    (0.109)    12.74    5.3   1.05(c)      1.19  174.45             24,646
12/31/91.. 11.53    0.107    3.051     3.158     (0.082)    (2.266)    12.34   27.5   1.93         0.84   90.00             14,821
12/31/90.. 12.34    0.191   (0.778)   (0.587)    (0.223)(a)    --      11.53   (4.7)  1.77         1.62   70.00             14,397
12/31/89.. 10.32    0.204    2.231     2.435     (0.214)    (0.201)    12.34   23.6   1.78         1.71   78.00             16,239
12/31/88..  8.73    0.181    1.597     1.778     (0.188)       --      10.32   20.4   1.84         1.86  111.00             12,336

OPEN SHARES
Period from
2/5/97* to
12/31/97  20.19    0.126    3.615      3.741     (0.145)    (3.796)    19.99   18.9   1.22(j),(k)  0.60   78.27   0.0580    22,811

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LAZARD INTERNATIONAL EQUITY PORTFOLIO
INSTITUTIONAL SHARES

Year ended
12/31/97.. 13.62    0.220    1.397     1.617     (0.335)    (0.932)    13.97   11.8   0.89         1.18   37.48   0.0222 2,099,724
12/31/96.. 12.50    0.166    1.767     1.933     (0.191)    (0.622)    13.62   15.6   0.91(h),(i)  1.93   38.59   0.0219 1,816,173
12/31/95.. 11.23    0.187    1.288     1.475     (0.091)    (0.114)    12.50   13.1   0.95(g)      1.82   62.54          1,299,549
12/31/94.. 12.32    0.078   (0.049)    0.029        --      (1.123)    11.23    0.2   0.94         0.75  106.15            831,877
12/31/93..  9.48    0.021    2.919     2.940     (0.021)    (0.079)    12.32   31.0   0.99         1.13   86.95            603,642
12/31/92.. 10.30    0.097   (0.779)   (0.682)    (0.138)      --        9.48   (6.6)  1.05(c)      2.13   60.37            176,005
10/29/91*  10.00    0.020    0.300     0.320     (0.020)      --       10.30    3.2   1.05+,(b)    2.19+   0.18              4,967
to 12/31/91..
OPEN SHARES
Period from
1/23/97*   13.29    0.165    1.709     1.874     (0.282)    (0.932)    13.95   14.1   1.25(j),(k)  0.37   37.48   0.0222    10,794
to 12/31/97

----------------------------------------------------------------------------------------------------------------------------------

See footnotes on page 16.

LAZARD INTERNATIONAL FIXED INCOME PORTFOLIO
INSTITUTIONAL SHARES
Year ended
12/31/97..$10.78    0.400   (1.045)   (0.645)    (0.131)    (0.126)     9.63   (5.6)  1.06%        5.13  166.09            110,185
12/31/96.. 10.85    0.539    0.032     0.571     (0.592)    (0.049)    10.78    5.5   1.05(h)      5.54  241.85             88,430
12/31/95.. 10.23    0.701    1.250     1.951     (1.129)    (0.202)    10.85   19.4   1.05(f),(g)  5.99  189.97             45,624
12/31/94.. 10.51    0.592   (0.161)    0.431     (0.593)    (0.116)    10.23    4.2   1.05(e)      5.68   65.90             35,803
12/31/93..  9.79    0.571    0.912     1.483     (0.570)    (0.193)    10.51   15.7   1.05(d)      5.50  115.84             13,546
12/31/92.. 10.28    0.614   (0.403)    0.211     (0.614)    (0.087)     9.79    2.0   1.05(c)      6.08  256.20              8,183
11/8/91*   10.00    0.110    0.280     0.390     (0.110)        --     10.28    3.9   1.05+,(b)    4.82+   6.43              1,427
to 12/31/91

OPEN SHARES
Period from
1/8/97* to 10.64    0.432   (0.984)   (0.552)    (0.082)    (0.116)     9.63   (4.8)  1.35(j),(k)  4.68  166.09              2,772
12/31/97

-----------------------------------------------------------------------------------------------------------------------------------

LAZARD BOND PORTFOLIO
INSTITUTIONAL SHARES
Year ended
12/31/97....9.88    0.588    0.232     0.820     (0.602)    (0.068)    10.03    8.6   0.80         5.81  446.56             92,428
12/31/96...10.10    0.559   (0.141)    0.418     (0.568)    (0.070)     9.88    4.4   0.80(h),(i)  5.77  460.29             69,906
12/31/95....9.24    0.595    0.863     1.458     (0.594)    (0.004)    10.10   16.2   0.80(f),(g)  6.07  244.28             46,083
12/31/94...10.28    0.584   (1.010)   (0.426)    (0.584)    (0.029)     9.24   (4.2)  0.80(e)      6.11  120.51             24,494
12/31/93...10.21    0.551    0.302     0.853     (0.551)    (0.232)    10.28    8.6   0.80(d)      5.22  174.63             13,562
12/31/92...10.25    0.577   (0.004)    0.573     (0.577)    (0.036)    10.21    5.7   0.80(c)      5.59  131.38              8,532
11/12/91*..10.00    0.140    0.250     0.390     (0.140)        --     10.25    3.9   0.80+,(b)    5.50+  10.46              3,256
to 12/31/91

OPEN SHARES
Period from

3/5/97* to  9.86    0.456    0.239     0.695    (0.467)     (0.068)    10.02    7.2   1.10(j),(k)  5.46  446.56              7,283
12/31/97

-----------------------------------------------------------------------------------------------------------------------------------

See footnotes on page 16.

LAZARD STRATEGIC YIELD PORTFOLIO
INSTITUTIONAL SHARES
Year ended
12/31/97...10.01    0.806   (0.274)    0.532     (0.819)    (0.063)     9.66    5.3   0.94         7.42  161.45            399,452
12/31/96....9.52    0.758    0.498     1.256     (0.766)       --      10.01   13.7   1.08(h),(i)  7.88  188.88            199,083
12/31/95....9.10    0.748    0.430     1.178     (0.758)       --       9.52   13.6   1.09(g)      8.02  205.33             78,474
12/31/94...10.13    0.762   (0.990)   (0.228)    (0.761)    (0.039)     9.10   (2.3)  1.05(e)      8.03  195.18             62,328
12/31/93....9.50    0.644    0.738     1.382     (0.633)    (0.119)    10.13   15.6   1.05(d)      6.36  215.60             34,943
12/31/92....9.97    1.049   (0.450)    0.599     (1.049)    (0.020)     9.50    6.0   1.05(c)     10.57  122.88              9,641
10/1/91*...10.00    0.250   (0.030)    0.220     (0.250)       --       9.97    2.1   1.05+,(b)    9.52+  11.26              4,256
to 12/31/91

OPEN SHARES
Period from
1/23/97*   10.08    0.718   (0.345)    0.373     (0.730)    (0.063)     9.66    3.8   1.39(j)(k)   6.92  161.45             15,300
to 12/31/97


LAZARD SMALL CAP  PORTFOLIO
INSTITUTIONAL SHARES
Year ended
12/31/97...18.44    0.071    4.917     4.988     (0.062)    (3.346)    20.02   28.1   0.82         0.35   55.79   0.0543 1,445,075
12/31/96***15.95    0.105    3.680     3.785     (0.105)    (1.190)    18.44   23.9   0.84(h),(i)  0.60   50.58   0.0575   981,405
12/31/95...14.35    0.126    2.951     3.077     (0.154)    (1.323)    15.95   21.5   0.84(g)      0.90   69.68            646,371
12/31/94....15.26   0.070    0.220     0.290     (0.042)    (1.158)    14.35    2.0   0.85         0.51   70.11            429,673
12/31/93....12.98   0.019    3.830     3.849     (0.020)    (1.549)    15.26   30.1   0.88         0.16   98.47            350,952
12/31/92....10.42   0.019    2.560     2.579     (0.019)         --    12.98   24.8   1.05(c)      0.29  106.91            168,171
10/30/91*...10.00   0.030    0.420     0.450     (0.030)         --    10.42    4.5   1.05+,(b)    2.47+   5.50              2,512
to 12/31/91

OPEN SHARES
Period from
1/30/97*    18.75   0.004    4.612     4.616         --     (3.346)    20.02   25.6   1.14(j),(k)  0.12   55.79   0.0543    46,097
to 12/31/97

   See footnotes on page 16.

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO
INSTITUTIONAL SHARES
Year ended
12/31/97...11.93    0.065   (0.033)    0.032     (0.063)    (0.209)    11.69    0.3   1.09         0.73   62.97   0.0122   141,695
12/31/96...10.52    0.079    1.551     1.630     (0.082)    (0.138)    11.93   15.6   1.12         1.67  100.98   0.0150   126,973
12/31/95...10.38    0.139    0.056     0.195         --     (0.055)    10.52    1.9   1.13(g)      1.56  117.53            115,534
12/31/94...10.86    0.072   (0.548)   (0.476)        --          --    10.38   (4.5)  1.05(e)      0.95  112.92             83,432
12/1/93*...10.00    0.004    0.859     0.863     (0.003)         --    10.86    8.7   1.05+,(d)    1.76+   0.84             13,522
to 12/31/93.

OPEN SHARES
Period from
2/13/97*   12.32    0.021   (0.420)   (0.399)    (0.022)    (0.209)    11.69   (3.2)    1.43(j)(k) 0.34   62.97   0.0122     1,873
to 12/31/97


LAZARD EMERGING MARKETS CAP PORTFOLIO
INSTITUTIONAL SHARES
Year ended
12/31/97...11.21    0.103   (1.184)   (1.081)    (0.093)    (0.836)     9.20   (9.8)  1.32         1.26   39.60   0.0008   236,340
12/31/96....9.24    0.074    2.107     2.181     (0.083)    (0.128)    11.21   23.6   1.38(h),(i)  1.40   50.87   0.0042   145,328
12/31/95....9.86    0.080   (0.660)   (0.580)    (0.040)         --     9.24   (5.9)  1.30(f),(g)  1.22  102.22             35,216
7/15/94*...10.00    0.010   (0.154)   (0.144)        --          --     9.86   (1.4)  1.30+,(e)    0.31+  30.68             17,025
to 12/31/94.

OPEN SHARES
Period from
1/8/97* to 11.45    0.066   (1.415)   (1.349)    (0.065)    (0.836)     9.20  (12.0)  1.60(j),(k)  1.01   39.60   0.0008     7,769
12/31/97

See footnotes on page 16.

LAZARD GLOBAL EQUITY PORTFOLIO
INSTITUTIONAL SHARES
Year ended
12/31/97...11.48    0.135    1.581     1.716     (0.150)    (1.136)    11.91   15.3   1.05         1.02   64.29   0.0188    10,359
1/4/96* to
12/31/96...10.00    0.085    1.492     1.577     (0.097)        --     11.48   15.8   1.05+,(h)(i) 1.70+  73.71   0.0422     9,784

OPEN SHARES
Period from
1/30/97* to
12/31/97...11.31    0.076    1.779     1.855     (0.109)    (1.136)    11.92   16.7   1.35(j),(k)  0.67   64.29   0.0188     2,290


LAZARD BANTAM VALUE PORTFOLIO
INSTITUTIONAL SHARES
Year ended
12/31/97   12.58       --    4.120     4.120       --       (2.380)    14.32   33.9   1.05        (0.42) 110.49   0.0541    69,972
3/5/96* to
12/31/96.. 10.00    0.218    3.108     3.326     (0.218)    (0.528)    12.58   33.3   1.05+,(h)(i) 2.80+ 261.60   0.0402    34,549

OPEN SHARES
Period from
1/23/97* to
12/31/97   13.13      --     3.510     3.510        --      (2.380)    14.26   27.8   1.35(j),(k) (0.69) 110.49   0.0541     8,348

-----------------------------------------------------------------------------------------------------------------------------------

See footnotes on page 16.

Footnotes to Financial Highlights

*    Commencement of operations.

** The average commission rate paid is applicable for Portfolios that invest greater than 10% of average assets in equity security transactions on which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995. *** Does not include the operations of Special Equity Portfolio from January 1, 1996 through June 28, 1996 (acquisition date), whose net assets were acquired by the Small Cap Portfolio.

+    Annualized for periods less than one year.

++   Total return represents aggregate total return for the periods indicated.

(a) Includes $.032 per share of distributions from paid-in capital, none of which is a return of capital for tax purposes.

(b) If the Investment Manager had not waived management fees and reimbursed certain expenses the ratio of expenses to average net assets (and net investment income per share) would have been 10.84% ($0.056) for the International Equity Portfolio, 20.70% ($0.293) for the International Fixed Income Portfolio, 7.80% ($0.114) for the Bond Portfolio, 6.22% ($0.075) for the Strategic Yield Portfolio and 11.05% ($0.085) for the Small Cap Portfolio.

(c) If the Investment Manager had not waived management fees and reimbursed certain expenses, the ratio of expenses to average net assets (and net investment income per share) would have been 1.53% ($0.050) for the Equity Portfolio, 1.37% ($0.014) for the International Equity Portfolio, 2.80% ($0.176) for the International Fixed Income Portfolio, 3.23% ($0.0251) for the Bond Portfolio, 2.99% ($0.192) for the Strategic Yield Portfolio and 1.14% ($0.006) for the Small Cap Portfolio.

(d) If the Investment Manager had not waived management fees and reimbursed certain expenses, the ratio of expenses to average net assets (and net investment income per share) would have been 1.18% ($0.020) for the Equity Portfolio, 2.08% ($0.119) for the International Fixed Income Portfolio, 1.76% ($0.101) for the Bond Portfolio, 1.63% ($0.058) for the Strategic Yield Portfolio and 2.87% ($0.010) for the International Small Cap Portfolio.

(e) If the Investment Manager had not waived management fees and reimbursed certain expenses, the ratio of expenses to average net assets (and net investment income per share) would have been 1.51% ($0.048) for the International Fixed Income Portfolio, 1.23% ($0.041) for the Bond Portfolio, 1.15% ($0.009) for the Strategic Yield Portfolio, 1.26% ($0.016) for the International Small Cap Portfolio and 2.31% ($0.034) for the Emerging Markets Portfolio.

(f) If the Investment Manager and Administrator had not waived certain fees and reimbursed certain expenses and the Portfolios had not paid fees indirectly, the ratio of expenses to average net assets (and net investment income per share) would have been 1.25% ($0.678) for the International Fixed Income Portfolio, 0.97% ($0.578) for the Bond Portfolio and 2.00% ($0.034) for the Emerging Markets Portfolio.

(g) Includes fees paid indirectly. Excluding fees paid indirectly, the ratio of expenses to average net assets would have been 0.92% for the Equity Portfolio, 0.95% for the International Equity Portfolio, 1.05% for the International Fixed Income Portfolio, 0.80% for the Bond Portfolio, 1.08% for the Strategic Yield Portfolio, 0.84% for the Small Cap Portfolio, 1.13% for the International Small Cap Portfolio and 1.30% for the Emerging Markets Portfolio.

(h) If the Investment Manager and Administrator had not waived certain fees and reimbursed certain expenses and the Portfolios had not paid fees indirectly, the ratio of expenses to average net assets (and net investment income per share) would have been 0.89% ($0.331) for the Equity Portfolio, 0.91% ($0.166) for the International Equity Portfolio, 1.21% ($0.523) for the International Fixed Income Portfolio, 0.88% ($0.551) for the Bond Portfolio, 1.08% ($0.756) for the Strategic Yield Portfolio, 0.84% ($0.105) for the Small Cap Portfolio, 1.48% ($0.068) for the Emerging Markets Portfolio, 5.06% (-$0.115) for the Global Equity Portfolio and 1.91% ($0.151) for the Bantam Value Portfolio.

(i) Includes fees paid indirectly. Excluding fees paid indirectly, the ratio of expenses to average net assets would have been 0.89% for the Equity Portfolio, 0.90% for the International Equity Portfolio, 0.80% for the Bond Portfolio, 1.05% for the Strategic Yield Portfolio, 0.84% for the Small Cap Portfolio, 1.36% for the Emerging Markets Portfolio, 1.05% for the Global Equity Portfolio and 1.05% for the Bantam Value Portfolio.

(j) If the Investment Manager and Administrator had not waived certain fees and reimbursed certain expenses and the Portfolios had not paid fees indirectly, the ratio of expenses to average net assets (and net investment income per share) would have been 0.87% ($0.220) for the Equity Portfolio - Institutional, 1.35% ($0.097) for the Equity Portfolio - Open, 1.44% ($0.011) for the Mid Cap Portfolio - Institutional, 4.97% ($-0.021) for the Mid Cap Portfolio - Open, 0.82% ($0.071) for the Small Cap Portfolio - Institutional, 1.23% ($0.001) for the Small Cap Portfolio - Open, 1.14% ($0.000) for the Bantam Value Portfolio - Institutional, and 1.88% ($0.000) for the Bantam Value Portfolio - Open, 2.55% ($-0.062) for the Global Equity Portfolio - Institutional, 4.23% ($-0.249) for the Global Equity Portfolio - Open, 1.61% ($0.004) for the International Equity Portfolio - Open, 3.39% ($-0.100) for the International Small Cap Portfolio - Open, 1.33% ($0.102) for the Emerging Markets Portfolio Institutional, 1.93% ($0.045) for the Emerging Markets Portfolio - Open, 0.81% ($0.587) for the Bond Portfolio Institutional, 1.49% ($0.423) for the Bond Portfolio Open, 1.10% ($0.397) for the International Fixed Income Portfolio - Institutional, 2.71% ($0.306) for the International Fixed Income Portfolio
     - Open, 0.95% ($0.805) for the Strategic Yield Portfolio Institutional, 1.44% ($0.713) for the Strategic Yield Portfolio - Open.

(k) Includes fees paid indirectly. Excluding fees paid indirectly, the ratio of expenses to average net assets would have been 0.87% for the Equity Portfolio - Institutional, 1.07% for the Mid Cap Portfolio - Institutional, 1.37% for the Mid Cap Portfolio - Open, 1.33% for the Emerging Markets - Institutional, 1.61% for the Emerging Markets Portfolio - Open, 0.81% for the Bond Portfolio - Institutional, 1.11% for the Bond Portfolio - Open, 0.95% for the Strategic Yield Portfolio - Institutional, 1.40% for the Strategic Yield Portfolio - Open.

Further information about each such Portfolio's performance is contained in the Fund's annual report for the fiscal year ended December 31, 1997 which may be obtained without charge by writing to the address or calling the telephone number set forth on the cover page of this Prospectus.

DESCRIPTION OF THE PORTFOLIOS

GENERAL

Each Portfolio is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies. Each Portfolio's shares are classified into two classes -- Institutional Shares and Open Shares (each such class being referred to as a "Class"). The Classes are identical, except for the minimum investment requirements and the services offered to and expenses borne by each Class. Open Shares are subject to an annual distribution and service fee at the rate of .25% of the value of the average daily net assets of the Open Class. The fee is payable for advertising, marketing and distributing Open Shares and for ongoing personal services relating to Open Class shareholder accounts and services related to the maintenance of such shareholder accounts pursuant to a Distribution and Servicing Plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). See "Distribution and Servicing Plan." The amounts paid pursuant to the Distribution and Servicing Plan will cause the Open Class to have a higher expense ratio and to pay lower dividends than the Institutional Class. A shareholder in a Portfolio will be entitled to his or her pro rata share of all dividends and distributions arising from the Portfolio's assets and, upon redeeming shares of the Portfolio, will receive the then-current net asset value of the applicable Class represented by the redeemed Portfolio shares. See "Purchase of Shares" and "Redemption of Shares." The Fund may establish, without shareholder approval, additional portfolios which may have different investment objectives, policies or restrictions.

Shares of any Portfolio may be purchased and redeemed through Boston Financial Data Services Inc., the Fund's transfer agent (the "Transfer Agent"), or through a brokerage account with Lazard Freres or through certain other agents. The minimum initial investment for Open Shares of each Portfolio is $10,000 unless the investor is a client of a securities dealer or other institution which has made an aggregate minimum initial purchase for its clients of at least $10,000. The minimum initial investment for Institutional Shares of each Portfolio is $1,000,000. The minimum subsequent investment is $1,000 for Open Shares and $5,000 for Institutional Shares. Institutional Shares held by a shareholder whose Fund account's net asset value is less than $1,000,000 are subject to conversion to Open Shares at the option of the Fund upon notice to the shareholder. For more information, see "Purchase of Shares" and "Redemption of Shares."

INVESTMENT OBJECTIVES AND POLICIES

Each Portfolio has a different investment objective which it pursues through separate investment policies as described herein. The differences in objectives and policies among the Portfolios determine the types of portfolio securities in which each Portfolio invests, and can be expected to affect the degree of risk to which each Portfolio is subject and its yield or return. The following investment objectives and related policies and activities of each of the Portfolios, except as otherwise indicated, are not fundamental and may be changed by the Fund's Board of Directors without the approval of shareholders. There can be no assurance that any of the Portfolios will achieve its respective investment objective. The types of portfolio securities in which each Portfolio may invest are described in greater detail below and under "Appendix--Certain Portfolio Securities."

EQUITY PORTFOLIOS--These Portfolios will invest principally in equity securities. These Portfolios will engage primarily in a value-oriented search for equity securities before they have attracted wide investor interest. The Investment Manager attempts to identify undervalued securities through traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and/or the potential to improve profitability. The Investment Manager's global investment specialists apply both quantitative and qualitative analysis to securities selection. The Investment Manager focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach). Risk is tempered by diversification of investments.

EQUITY PORTFOLIO

The Equity Portfolio is a diversified portfolio the investment objective of which is to seek capital appreciation. The Portfolio invests primarily in equity securities of companies with relatively large capitalizations that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

Under normal market conditions, the Portfolio will invest at least 80% of its total assets in equity securities, including common stocks, preferred stocks and securities convertible into or exchangeable for common stocks. In addition, at times judged by the Investment Manager to be appropriate, the Equity Portfolio may hold up to 20% of its total assets in U.S. Government securities and debt obligations of domestic corporations rated BBB or better by Standard & Poor's Ratings Group ("S&P"), or Baa or better by Moody's Investors Service, Inc. ("Moody's"). Obligations rated BBB by S&P or Baa by Moody's are considered investment grade obligations that may have speculative characteristics. See "Appendix--Certain Portfolio Securities-- Ratings."

The Portfolio also may invest without limitation in short-term money market instruments of the types described in "Appendix--Certain Portfolio Securities--Money Market Instruments."

The Portfolio also may invest up to 10% of its total assets in foreign equity or debt securities trading in U.S. markets or listed on a domestic securities exchange or represented by American or Global Depositary Receipts. For a description of the risks associated with investing in foreign securities, see "Investment Considerations and Risks--Foreign Securities."

In addition, the Portfolio may engage in various investment techniques, such as options transactions and, although it has no present intention to do so, leveraging and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.

MID CAP PORTFOLIO

The Mid Cap Portfolio is a non-diversified portfolio the investment objective of which is to seek capital appreciation. The Portfolio invests primarily in equity securities of United States companies with market capitalizations in the range of companies represented in the Russell Midcap Index* that the Investment Manager considers inexpensively priced relative to the return on total capital or equity. Market capitalization of a company's stock is its market price per share times the number of shares outstanding. The Russell Midcap Index is composed of selected common stocks of medium-size domestic companies with market capitalizations ranging generally between $1 billion and $5 billion. The Portfolio is not an index fund and will invest in securities that may or may not be included in the Russell Midcap Index. The equity securities in which the Portfolio may invest include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants and American and Global Depositary Receipts.

-------------------

* Russell Midcap (TM) is a trademark of Frank Russell Company. The Portfolio is not sponsored, endorsed, sold or promoted by Frank Russell Company.

Under normal market conditions, the Portfolio will invest at least 80% of the value of its total assets in the equity securities of undervalued medium capitalization issuers. Assets not invested in such equity securities generally will be invested in the equity securities of larger capitalization issuers or investment grade debt securities, including cash equivalents of the types described in "Appendix--Certain Portfolio Securities--Money Market Instruments." The Portfolio also may invest up to 15% of its total assets in foreign equity or debt securities. For a description of the risks associated with investing in foreign securities, see "Investment Considerations and Risks-- Foreign Securities."

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limitation in larger capitalization companies or short-term money market instruments of the types described in "Appendix--Certain Portfolio Securities--Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as options and futures transactions, foreign currency transactions, leveraging, short-selling and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix-Investment Techniques" below and "Investment Objectives and Management Policies-Management Policies" in the Statement of Additional Information.

SMALL CAP PORTFOLIO

The Small Cap Portfolio is a non-diversified portfolio the investment objective of which is to seek capital appreciation. The Portfolio invests primarily in equity securities of United States companies with market capitalizations in the range of companies represented in the Russell 2000 Index5 that the Investment Manager considers inexpensively priced relative to the return on total capital or equity. The Russell 2000 Index is composed of selected common stocks of small, generally unseasoned U.S. companies with market capitalizations ranging between $200 million and $1 billion. The equity securities in which the Portfolio may invest include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants.

---------------------
** Russell 2000(TM) is a trademark of Frank Russell Company. The Portfolio is not sponsored, endorsed, sold or promoted by Frank Russell Company.


Investments generally are made in equity securities of companies which, in the Investment Manager's opinion, have one or more of the following characteristics (the "Small Cap Factors"): (i) are undervalued relative to their earnings power, cash flow, and/or asset values; (ii) have an attractive price/value relationship (i.e., have high returns on equity and/or assets with correspondingly low price-to-book and/or price-to-asset value as compared to the market generally or the companies' industry groups in particular), with expectations that some catalyst will cause the perception of value to change within a 24-month time horizon; (iii) have experienced significant relative underperformance and are out of favor due to a set of circumstances which are unlikely to harm a company's franchise or earnings power over the longer term; (iv) have low projected price-to-earnings or price-to-cash-flow multiples relative to their industry peer group and/or the market in general; (v) have the prospect, or the industry in which the company operates has the prospect, to allow it to become a larger factor in the business and receive a higher valuation as such; (vi) have significant financial leverage but have high levels of free cash flow used to reduce leverage and enhance shareholder value; and (vii) have a relatively short corporate history with the expectation that the business may grow to generate meaningful cash flow and earnings over a reasonable investment horizon.

Under normal market conditions, the Small Cap Portfolio will invest at least 80% of the value of its total assets in the small capitalization equity securities described above. Assets not invested in such small capitalization equity securities generally will be invested in larger capitalization equity securities or debt securities, including cash equivalents.

The Investment Manager believes that the issuers of small capitalization stocks often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation. However, investing in small capitalization stocks can involve greater risk than is customarily associated with larger, more established companies. See "Investment Considerations and Risks--Equity Securities."

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limitation in large capitalization companies or short-term money market instruments of the types described in "Appendix--Certain Portfolio Securities--Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.

BANTAM VALUE PORTFOLIO

The Bantam Value Portfolio is a non-diversified Portfolio the investment objective of which is to seek capital appreciation. The Portfolio invests primarily in equity securities of companies with market capitalizations under $500 million that the Investment Manager considers inexpensively priced relative to the return on total capital or equity. The equity securities in which the Portfolio may invest include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants and American and Global Depositary Receipts. Investments generally are made in equity securities of companies which, in the Investment Manager's opinion, have one or more of the characteristics of the Small Cap Factors, as well as a potential for increasing recognition, market capitalization and value. See "Small Cap Portfolio" above.

Under normal market conditions, the Portfolio will invest at least 80% of the value of its total assets in the small capitalization equity securities described above. Assets not invested in such small capitalization equity securities generally will be invested in larger capitalization equity securities or investment grade debt securities, including cash equivalents of the types described in "Appendix -- Certain Portfolio Securities -- Money Market Instruments." For a description of the risks associated with investing in small capitalization equity securities, see "Investment Considerations and Risks--Equity Securities."

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in large capitalization companies or short-term money market instruments of the types described in "Appendix--Certain Portfolio Securities--Money Market Instruments" or hold its assets in cash.

The Portfolio also may invest up to 10% of its total assets in foreign equity or debt securities trading in U.S. markets or listed on a domestic securities exchange or represented by American or Global Depositary Receipts. For a description of the risks associated with investing in foreign securities, see "Investment Considerations and Risks--Foreign Securities."

In addition, the Portfolio may engage in various investment techniques, such as options transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.

GLOBAL EQUITY PORTFOLIO

The Global Equity Portfolio is a non-diversified portfolio the investment objective of which is to seek capital appreciation. The Portfolio invests primarily in equity securities of companies, both U.S. and non-U.S., with relatively large capitalizations that the Investment Manager considers inexpensively priced relative to the return on total capital or equity. The Portfolio engages in a value-oriented search for equity securities of issuers located anywhere in the world. In selecting investments for the Portfolio, the Investment Manager attempts to identify inexpensive markets worldwide, including the United States, through traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and/or potential to improve profitability. In addition, the Investment Manager seeks to identify companies that it believes are financially productive and undervalued in those markets.

Under normal market conditions, the Portfolio expects to invest at least 80% of its assets in the equity securities of companies within not less than four countries, including the United States. The percentage of the Portfolio's assets invested in particular geographic sectors may shift from time to time in accordance with the Investment Manager's judgment. With a focus on stock picking, the country allocation decision is an outgrowth of stock selection and is used as an overlay and risk control mechanism to enhance diversification. Nonetheless, the Investment Manager currently intends to invest not less than 25% of the Portfolio's assets in securities of U.S. issuers. For a description of the risks associated with investing in foreign securities, see "Investment Considerations and Risks--Foreign Securities."

The Portfolio's assets are expected to be invested principally in equity securities, including American and Global Depositary Receipts, and in convertible bonds and other convertible securities. The Portfolio is not required to invest exclusively in equity securities, and, if deemed advisable, the Portfolio may invest up to 20% of the value of its total assets in fixed-income securities. The Portfolio will not invest in fixed-income securities rated lower than investment grade.

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in the equity securities of U.S. companies or short-term money market instruments of the types described in "Appendix--Certain Portfolio Securities--Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as foreign currency transactions, options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.

INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio is a non-diversified portfolio the investment objective of which is to seek capital appreciation. The Portfolio invests primarily in the equity securities of non-United States companies (i.e., incorporated or organized outside the United States) that the Investment Manager considers inexpensively priced relative to the return on total capital or equity. The Portfolio is not required to invest exclusively in common stocks or other equity securities, and, if deemed advisable, the Portfolio may invest up to 20% of the value of its total assets in fixed-income securities and short-term money market instruments. The Portfolio will not invest in fixed-income securities rated lower than investment grade. In addition, the Portfolio may have substantial investments in American and Global Depositary Receipts and in convertible bonds and other convertible securities.

The Investment Manager currently intends to invest the Portfolio's assets in companies based in Continental Europe, the United Kingdom, the Pacific Basin and in such other areas and countries as the Investment Manager may determine from time to time. Under normal market conditions, the Portfolio will invest at least 80% of the value of its total assets in the equity securities of companies within not less than three different countries (not including the United States). The percentage of the Portfolio's assets invested in particular geographic sectors may shift from time to time in accordance with the judgment of the Investment Manager. For a description of the risks associated with investing in foreign securities, see "Investment Considerations and Risks-- Foreign Securities."

The Investment Manager recognizes that some of the best opportunities are in securities not generally followed by investment professionals. Thus, the Investment Manager relies on its research capability and also maintains a dialogue with foreign brokers and with the management of foreign companies in an effort to gather the type of "local knowledge" that it believes is critical to successful investment abroad. To this end, the Investment Manager communicates with its affiliates, Lazard Freres & Cie. in Paris, Lazard Brothers & Co. Ltd. in London and Lazard Japan Asset Management K.K. in Tokyo, for information concerning current business trends, as well as for a better understanding of the management of local businesses.

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in the equity securities of U.S. companies or short-term money market instruments of the types described in "Appendix--Certain Portfolio Securities--Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as foreign currency transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.

INTERNATIONAL SMALL CAP PORTFOLIO

The International Small Cap Portfolio is a non-diversified portfolio the investment objective of which is to seek capital appreciation. The Portfolio invests primarily in equity securities of non- United States companies with market capitalizations under $1 billion that the Investment Manager considers inexpensively priced relative to the return on total capital or equity. The Portfolio will invest in equity securities listed on national or regional securities exchanges or traded over-the-counter of companies based in Continental Europe, the United Kingdom, the Pacific Basin, Latin America, Canada and such other areas as the Investment Manager may determine from time to time. The Portfolio also may invest in American and Global Depositary Receipts and in convertible bonds and other convertible securities. In selecting investments for the Portfolio, the Investment Manager will attempt to ascertain undervalued markets world-wide through traditional measures of value and identify securities within such markets which, in the Investment Manager's opinion, have one or more of the characteristics of the Small Cap Factors listed under "Small Cap Portfolio."

Under normal market conditions, the Portfolio will invest at least 80% of the value of its total assets in the small capitalization equity securities described above. Assets not invested in such small capitalization equity securities generally will be invested in larger capitalization equity securities or investment grade debt securities, including cash equivalents of the types described in "Appendix--Certain Portfolio Securities--Money Market Instruments." For a description of the risks associated with investing in small capitalization equity securities, see "Investment Considerations and Risks--Equity Securities."

Under normal market conditions, the Portfolio will invest at least 65% of the value of its total assets in the equity securities of companies in not less than three different countries (not including the United States). The remaining portion of the assets of the Portfolio may be invested in the same or different countries. The percentage of the Portfolio's assets invested in a particular geographic sector may shift from time to time in accordance with the judgment of the Investment Manager. See "Investment Considerations and Risks--Foreign Securities."

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in the equity securities of U.S. companies or short-term money market instruments of the types described in "Appendix--Certain Portfolio Securities--Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as foreign currency transactions, options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.

EMERGING MARKETS PORTFOLIO

The Emerging Markets Portfolio is a non-diversified portfolio the investment objective of which is to seek long-term capital appreciation. The Portfolio invests primarily in securities of issuers that are located, or doing significant business, in emerging market countries that the Investment Manager considers inexpensively priced relative to the return on total capital or equity. Emerging markets include countries where political and economic trends have produced or are producing a more stable economic environment, developed or developing financial markets and investment liquidity. Factors affecting a determination of an emerging market include a legitimate program to reduce government spending and deficits and reduce excessive regulation of commercial activity, including reducing tax rates, control of inflation, lower trade barriers, stability of currency exchange rates, increasing foreign and domestic investment, privatization of state-owned companies and expansion of developed financial product exchanges.

Although the Portfolio may invest in any issuer in an emerging market, the Portfolio is likely to focus on, but not be limited to, Latin America, the Pacific Basin and Europe.

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in securities of issuers located, or doing significant business, in emerging market countries. The Portfolio will invest at least 65% of its total assets in securities of companies in not less than three different countries (not including the United States). The remaining portion of the Portfolio's assets may be invested in the same or different countries. The percentage of the Portfolio's assets invested in particular emerging markets may shift from time to time in accordance with the Investment Manager's judgment. Emerging market countries generally will include any countries (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the World Bank; or (iii) listed in World Bank publications as developing. Currently, the countries not included in these categories are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom and United States. For a description of the risks associated with investing in emerging markets, see "Investment Considerations and Risks--Foreign Securities."

The Portfolio invests primarily in equity securities of issuers located, or doing significant business, in emerging markets including: issuers organized under the laws of the emerging market country or for which the principal trading market for such securities is located in the emerging market country or issuers, wherever organized, when the issuer's principal activities are in the emerging market country. The Portfolio may invest in closed-end investment companies investing in emerging market securities. The Portfolio also may invest in American and Global Depositary Receipts with respect to emerging market securities.

Although the Portfolio expects to invest principally in equity securities of emerging markets issuers, there is no requirement that the Portfolio invest exclusively in equity securities. When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may invest without limitations in fixed-income securities or assume a temporary defensive position and invest in the equity securities of U.S. companies or short-term money market instruments of the types described in "Appendix--Certain Portfolio Securities--Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as foreign currency transactions, options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.

FIXED-INCOME PORTFOLIOS--These Portfolios will invest principally in fixed-income securities. The Investment Manager attempts to generate sound investment performance while controlling return volatility by using an active, bottom-up investment approach. This approach emphasizes security selection, relative value and long-term strategic allocations instead of interest rate timing and short-term sector rotation. The Investment Manager generally focuses its bottom-up strategy to identify sectors which often may be under-researched or unpopular. Risk is tempered by diversification of investments.

BOND PORTFOLIO

The Bond Portfolio is a non-diversified portfolio the investment objective of which is to build and preserve capital. The Portfolio invests in a range of bonds and fixed-income securities, including mortgage-backed securities, asset-backed securities, municipal securities, corporate fixed-income securities, preferred stock and U.S. Government securities. The percentage of the Portfolio's assets invested in a particular fixed-income sector may shift from time to time in accordance with the Investment Manager's judgment.

The Portfolio invests the major portion of its assets in bonds and other fixed-income securities rated investment grade by S&P or Moody's or, if not rated, of comparable quality as determined by the Investment Manager. The Portfolio may invest up to 10% of the value of its total assets in bonds and other fixed-income securities rated lower than investment grade and as low as the lowest rating assigned by S&P and Moody's or, if not rated, of comparable quality as determined by the Investment Manager. Securities rated below investment grade are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative. Securities rated C by Moody's or D by S&P, which is the lowest rating assigned by such rating organizations, are in default and interest and/or repayment of principal is in arrears. For a description of the risks associated with investing in securities rated below investment grade, see "Investment Considerations and Risks--Lower Rated Securities" and "Appendix-- Certain Portfolio Securities--Ratings."

The Portfolio will invest, under normal market conditions, at least 80% of the value of its total assets in bonds or other debt instruments with maturities of greater than one year. Under normal market conditions, the Investment Manager anticipates that the Portfolio's effective duration will range between two and seven years. However, there may be times when, in the Investment Manager's judgment, the Portfolio's effective duration may extend beyond this range, because of extreme economic conditions or extreme undervaluation or overvaluation in the fixed-income markets. The Portfolio's "duration" is a measure of the price sensitivity of its investment portfolio, including expected cash flow, redemptions and mortgage prepayments under a wide range of interest rate conditions. In computing the duration of the Portfolio's investment portfolio, the Investment Manager will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates. The Portfolio's effective duration generally will be shorter than the Portfolio's average maturity.

The Investment Manager analyzes sectors of the fixed-income market based on yield spread premiums relative to the U.S. Treasury obligations market. Using a variety of valuation techniques, the Investment Manager establishes a yield spread it believes represents the fair value compensation or yield spread premium required to justify the risk of investing in a given sector. The Portfolio will focus on sectors of the fixed-income market which offer compensation in excess of the fair value yield spread.

The Investment Manager selects individual securities based on maturity, duration and sector characteristics, including yield spread premium relative to risk characteristics. In determining the risk characteristics of a particular security, the Investment Manager analyzes credit quality, event risk, call features and diversification, as well as the terms of the bond indenture pursuant to which the security is issued. In addition to the qualitative analysis of sectors and securities, the Investment Manager applies quantitative valuation models to search for value across the entire fixed-income market for securities that meet the Portfolio's investment criteria. Special attention is paid to the valuation of call features and other options.

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in short-term money market instruments of the types described in "Appendix--Certain Portfolio Securities-- Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix-- Investment Techniques" below and "Investment Objectives and Management Policies-- Management Policies" in the Statement of Additional Information.

HIGH YIELD PORTFOLIO

The High Yield Portfolio is a non-diversified portfolio the investment objective of which is to seek maximum total return, consisting of capital appreciation and current income. The Portfolio invests principally in domestic high-yielding fixed-income securities rated below investment grade. Investments in fixed-income securities rated below investment grade are subject to a greater risk of loss of principal and non-payment of interest. Investors should carefully assess the risks associated with an investment in this Portfolio.

Under normal market conditions, the Portfolio will invest at least 80% of the value of its net assets in bonds, debentures, notes and other debt instruments rated below investment grade by S&P or Moody's, or, if unrated, determined by the Investment Manager to be of comparable quality. The Portfolio may invest in securities rated C by Moody's or D by S&P, which is the lowest rating assigned by such rating organizations and indicates that the securities are in default and interest and/or repayment of principal is in arrears. The securities in which the Portfolio may invest also include mortgage-related securities, asset-backed securities, zero coupon securities, municipal securities, preferred stock, convertible debt obligations and convertible preferred stock. The issuers of such securities may include domestic and foreign corporations, partnerships, trusts or similar entities, and governmental entities or their political subdivisions, agencies or instrumentalities. The Portfolio may invest in companies in, or governments of, developing countries. See "Investment Considerations and Risks--Foreign Securities."

The Portfolio's investment in high-yield debt securities may cause the Portfolio's share price to be highly volatile at times. Securities rated below investment grade carry a high degree of risk and are considered speculative by the credit rating agencies. Bond prices are inversely related to interest rate changes; however, bond price volatility also is inversely related to the coupon rate. Accordingly, below investment grade debt securities may be relatively less sensitive to interest rate changes than higher quality debt securities of comparable maturity, because of their higher coupon rate. This higher coupon rate is what the investor receives in return for bearing greater credit risk. The higher credit risks associated with below investment grade debt securities potentially can have greater affect on the value of such securities than may be the case with higher quality issues of comparable maturity. For a further description of the risks associated with investing in securities in the lower rating categories, see "Investment Considerations and Risks--Lower Rated Securities" and "Appendix--Certain Portfolio Securities--Ratings." The Portfolio may hold securities rated investment grade (or unrated securities of comparable quality) when the yield differential between below investment grade and investment grade securities narrows and the risk of loss may be reduced with only a relatively small reduction in yield.

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest all of its assets in securities rated investment grade or short-term money market instruments of the types described in "Appendix-- Certain Portfolio Securities--Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as foreign currency transactions, options and futures transactions, leveraging, lending portfolio securities and short- selling. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.

INTERNATIONAL FIXED INCOME PORTFOLIO

The International Fixed Income Portfolio is a non-diversified portfolio the investment objective of which is to seek high total return from a combination of current income and capital appreciation, consistent with what the Investment Manager considers to be prudent investment risk. The Portfolio invests primarily in foreign fixed-income securities of varying maturities, typically greater than one year. Under normal market conditions, the Investment Manager anticipates that the Portfolio's effective duration will range between two and eight years. The Portfolio's effective duration generally will be shorter than the Portfolio's average maturity. The Portfolio's "duration" is a measure of the price sensitivity of its investment portfolio, including expected cash flow, redemptions and mortgage prepayments under a wide range of interest rate conditions. See "Bond Portfolio" above for a discussion of duration.

The Portfolio seeks high current yields by investing in a portfolio of fixed-income securities, such as bonds, debentures, notes, convertible debt obligations, and mortgage-related and asset- backed securities, denominated in a range of foreign currencies and in the U.S. dollar. Under normal market conditions, the Portfolio will invest at least 80% of the value of its total assets in the fixed-income securities of companies within, or governments, political subdivisions, authorities, agencies or instrumentalities of, not less than three different countries (not including the United States). The Portfolio has the flexibility to invest in any region of the world. The Investment Manager currently intends to invest the Portfolio's assets principally in fixed-income securities of companies within, or governments of, Continental Europe, the United Kingdom, Canada, the Pacific Basin and in such other areas and countries as the Investment Manager may determine from time to time, including countries that are considered emerging market countries at the time of investment. See "Emerging Markets Portfolio." For a description of the risks associated with investing in foreign securities, see "Investment Considerations and Risks-- Foreign Securities." The Portfolio also may invest in American or Global Depositary Receipts issued in relation to a pool of fixed-income securities in which the Portfolio could invest directly.

At least 85% of the Portfolio's total assets will be invested in (i) fixed-income securities rated investment grade by S&P or Moody's; (ii) commercial paper issued by foreign or U.S. companies rated A or better by S&P or Prime-2 or better by Moody's; or (iii) fixed-income securities or commercial paper that, if unrated, is determined by the Investment Manager to be of comparable quality. Up to 15% of the value of the Portfolio's total assets may be invested in high yield, high risk fixed-income securities that are rated below investment grade and as low as the lowest rating assigned by S&P and Moody's or, if unrated, are determined by the Investment Manager to be of comparable quality. Fixed-income securities rated below investment grade are considered to be predominantly speculative. The Portfolio has no current intention of investing more than 5% of its total assets in securities that are in default. For a description of the risks associated with investing in fixed-income securities rated below investment grade, see "Investment Considerations and Risks--Lower Rated Securities" and "Appendix--Certain Portfolio Securities--Ratings."

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in high quality short-term debt securities or money market instruments of the types described in "Appendix-- Certain Portfolio Securities--Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as foreign currency transactions, options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix -Investment Techniques" below and "Investment Objectives and Management Policies-Management Policies" in the Statement of Additional Information.

STRATEGIC YIELD PORTFOLIO

The Strategic Yield Portfolio is a non-diversified portfolio the investment objective of which is to seek total return on its assets by placing approximately equal emphasis on capital appreciation and current income. The Portfolio invests in a wide variety of domestic and foreign fixed- income securities, including those of emerging markets and non-traditional sectors. See "Emerging Markets Portfolio." Investors should carefully assess the risks associated with an investment in this Portfolio.

Under normal market conditions, the Portfolio will invest at least 80% of the value of its total assets in fixed-income securities, such as bonds, debentures, notes, convertible debt obligations, convertible preferred stocks, structured notes, and mortgage-backed and asset-backed securities. At least 95% of these obligations when purchased by the Portfolio will have a rating of at least CCC by S&P or Caa by Moody's or, if not rated, will be of comparable quality as determined by the Investment Manager. The remaining 5% may be rated as low as the lowest rating assigned by S&P and Moody's. Consequently, the Portfolio may invest all of its assets in fixed-income securities rated below investment grade. For a description of the risks associated with investing in securities rated below investment grade, see "Investment Considerations and Risks--Lower Rated Securities" and "Appendix--Certain Portfolio Securities--Ratings." The Portfolio may invest up to 50% of its total assets in non-U.S. dollar denominated fixed-income securities of foreign issuers. The Portfolio may invest without limitation in U.S. dollar denominated fixed- income securities of foreign issuers. See "Investment Considerations and Risks--Foreign Securities." The Portfolio also may invest in American or Global Depositary Receipts issued in relation to a pool of fixed-income securities in which the Portfolio could invest directly.

In selecting investments for the Portfolio, the Investment Manager will take into consideration several factors including the issuer, industry, credit rating, currency, country and, in certain cases, the terms of a security's indenture. The Investment Manager will focus on individual issues with appropriate maturity, duration, currency and sector characteristics. Individual securities will be selected by the Investment Manager based on their yield relative to their risk characteristics. In determining the risk characteristics of a particular security, the Investment Manager will analyze the creditworthiness of the issuer as well as the terms of the indenture pursuant to which the security is issued.

The Investment Manager expects most of the Portfolio's investment securities will pay cash income. In a limited number of cases, however, "zero coupon" or "pay-in-kind" high-yield securities may be purchased when, in the Investment Manager's opinion, they offer exceptional value relative to their risk. See "Appendix--Certain Portfolio Securities--Zero Coupon Securities." Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held by the Portfolio or from a general decline in interest rates or both.

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in investment grade debt securities or short-term money market instruments of the types described in "Appendix--Certain Portfolio Securities--Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as options transactions, foreign currency transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix-Investment Techniques" below and "Investment Objectives and Management Policies-Management Policies" in the Statement of Additional Information.

INVESTMENT CONSIDERATIONS AND RISKS

GENERAL -- Since each Portfolio will pursue different types of investments, the risks of investing will vary depending on the Portfolio selected for investment. Before investing in a Portfolio, each investor should assess the risks associated with the types of investments made by the Portfolio. The net asset value per share of each Portfolio should be expected to fluctuate. Investors should consider each Portfolio as part of an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.

EQUITY SECURITIES--(All Portfolios, except the Bond Portfolio, High Yield Portfolio, International Fixed Income Portfolio and Strategic Yield Portfolio). Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Portfolio's investments will result in changes in the value of its shares and thus the Portfolio's total return to investors.

The securities of the smaller companies in which the Small Cap, International Small Cap, Emerging Markets and Bantam Value Portfolios may invest may be subject to more abrupt or erratic market movements than larger, more established companies, because securities of smaller companies typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Smaller capitalization companies often have limited product lines, markets or financial resources. They may be dependent on management for one or a few key persons, and can be more susceptible to losses and the risk of bankruptcy. In addition, securities of the small capitalization sector may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, and thus may create a greater chance of loss than by investing in securities of larger capitalization companies.

FIXED-INCOME SECURITIES--(All Portfolios) Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain portfolio securities, such as those rated below investment grade by S&P and Moody's, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Appendix--Certain Portfolio Securities--Ratings" below and "Appendix" in the Statement of Additional Information.

Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. A Portfolio investing in such securities may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

MORTGAGE-RELATED SECURITIES--(Bond Portfolio, High Yield Portfolio, International Fixed Income Portfolio and Strategic Yield Portfolio) Mortgage-related securities are complex derivative instruments, subject to both credit and prepayment risk, and may be more volatile or less liquid than more traditional debt securities. Mortgage-related securities are subject to credit risks associated with the performance of the underlying mortgage properties. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage- related securities secured by loans on commercial properties than on those secured by loans on residential properties. In addition, as described below, these securities are subject to prepayment risk, although commercial mortgages typically have shorter maturities than residential mortgages and prepayment protection features. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their values highly volatile.

In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if the market value of the security declines whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities that may be purchased by these Portfolios, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage- related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Portfolio. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity (but not past its stated maturity), which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Portfolio's mortgage-related securities to decrease broadly, the Portfolio's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

FOREIGN SECURITIES--(All Portfolios, except the Small Cap Portfolio) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Portfolios will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

With respect to the Emerging Markets, International Fixed Income, Strategic Yield and High Yield Portfolios, emerging market countries have economic structures that generally are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many emerging market countries providing investment opportunities for these Portfolios have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

FOREIGN CURRENCY TRANSACTIONS--(All Portfolios, except the Equity Portfolio, Small Cap Portfolio, Bantam Value Portfolio and Bond Portfolio) Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix-- Investment Techniques--Foreign Currency Transactions."

USE OF DERIVATIVES--(All Portfolios) Each Portfolio may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives a Portfolio may use, to the extent described above, may include options and futures, mortgage-related securities and asset-backed securities. While Derivatives can be used effectively in furtherance of a Portfolio's investment objective, under certain market conditions, they can increase the volatility of a Portfolio's net asset value, decrease the liquidity of a Portfolio's securities, and make more difficult the accurate pricing of a Portfolio's securities. See "Appendix --Investment Techniques--Use of Derivatives" below, and "Investment Objectives and Management Policies--Management Policies--Derivatives" in the Statement of Additional Information.

LOWER RATED SECURITIES--(Bond Portfolio, High Yield Portfolio, International Fixed Income Portfolio and Strategic Yield Portfolio) The High Yield Portfolio invests primarily, and each other such Portfolio may invest a portion of its assets, in higher yielding (and, therefore, higher risk) debt securities such as those rated below investment grade by S&P and Moody's. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Portfolio to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value. See "Appendix--Certain Portfolio Securities --Ratings."

PORTFOLIO TURNOVER--(All Portfolios) No Portfolio will consider portfolio turnover to be a limiting factor in making investment decisions. The Investment Manager anticipates that, under normal market conditions, the portfolio turnover rate of each of the Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio, Bantam Value Portfolio, Global Equity Portfolio, International Equity Portfolio, International Small Cap Portfolio and Emerging Markets Portfolio for the current fiscal year will not exceed 100%. The annual portfolio turnover rate of the Bond Portfolio, International Fixed Income Portfolio, Strategic Yield Portfolio and High Yield Portfolio for the current fiscal year may exceed 200% (but is not expected to exceed 300%). A portfolio turnover rate of 100% is equivalent to the Portfolio buying and selling all of the securities in its portfolio once in the course of the year. A high rate of portfolio turnover involves correspondingly greater transaction expenses than a lower rate. Such expenses are borne by the Portfolio and its shareholders and may result in the realization of substantial net short-term capital gains.

NON-DIVERSIFIED PORTFOLIOS--(All Portfolios, except the Equity Portfolio) Each Portfolio, other than the Equity Portfolio, is classified as a "non-diversified" investment company, which means that the proportion of the Portfolio's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The Equity Portfolio is a "diversified" investment company, which is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of each non-diversified Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of these Portfolios may be more sensitive to changes in the market value of a single issuer or industry. However, to meet federal tax requirements, at the close of each quarter no Portfolio may have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.

SIMULTANEOUS INVESTMENT BY OTHER PORTFOLIOS OR FUNDS--(All Portfolios) Investment decisions for each Portfolio are made independently from those of the other portfolios and accounts managed by the Investment Manager. If, however, such other portfolios or accounts desire to invest in, or dispose of, the same securities as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

YEAR 2000 RISKS--(All Portfolios) Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Investment Manager and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Investment Manager is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

MANAGEMENT OF THE FUND AND THE PORTFOLIOS

DIRECTORS

The Board of Directors, under applicable laws of the State of Maryland, in addition to supervising the actions of the Investment Manager, as set forth below, decides upon matters of general policy.

INVESTMENT MANAGER AND INVESTMENT MANAGEMENT AGREEMENTS

Lazard Asset Management, 30 Rockefeller Plaza, New York, New York 10112, has entered into investment management agreements (the "Management Agreements") with the Fund on behalf of each of the Portfolios. Pursuant to the Management Agreements, the Investment Manager regularly will provide the Portfolios with investment research, advice and supervision and continuously furnish an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.

The Investment Manager also is responsible for the selection of brokers and dealers to effect securities transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Brokerage commissions may be paid to Lazard Freres for executing securities transactions if the use of Lazard Freres is likely to result in price and execution at least as favorable as those of other qualified brokers or dealers. The allocation of brokerage transactions also may take into account a broker's sales of Portfolio shares. See "Portfolio Transactions" in the Statement of Additional Information.

The Investment Manager is a division of Lazard Freres, a New York limited liability company, which is registered as an investment adviser with the Securities and Exchange Commission (the "Commission") and is a member of the New York, American and Midwest Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. The Investment Manager provides investment management services to client discretionary accounts with assets totaling approximately $53 billion as of December 31, 1997. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.

The Fund has agreed to pay the Investment Manager an investment management fee at the annual rate set forth below as a percentage of the relevant Portfolio's average daily net asset value. The investment management fees are accrued daily and paid monthly. For the fiscal year ended December 31, 1997, the Investment Manager waived a portion of its management fees with respect to each Portfolio (other than the High Yield Portfolio which had not commenced operations) which resulted in the Portfolios paying the Investment Manager a management fee at the effective annual rate set forth below as a percentage of the relevant Portfolio's average daily net asset value.

                                                                  Effective Annual Rate of
                                     Investment Management          Investment Management
NAME OF PORTFOLIO                         Fee Payable                  Fee Paid

Equity Portfolio                             .75%                           .75%
Mid Cap Portfolio                            .75%                           .43%
Small Cap Portfolio                          .75%                           .75%
Bantam Value Portfolio                       .75%                           .65%
Global Equity Portfolio                      .75%                           .00%
International Equity Portfolio               .75%                           .75%
International Small Cap Portfolio            .75%                           .74%
Emerging Markets Portfolio                  1.00%                           .99%
Bond Portfolio                               .50%                           .47%
High Yield Portfolio                         .75%                            N/A
International Fixed Income Portfolio         .75%                           .69%
Strategic Yield Portfolio                    .75%                           .75%



Each Portfolio bears all expenses not specifically assumed by the Investment Manager, including, among others, the fee payable to the Investment Manager, the fees of the Directors who are not "affiliated persons" of the Investment Manager, the expenses of all Directors, the fees and out-of- pocket expenses of the Fund's custodian and the transfer and dividend disbursing agent and, with respect to Open Shares only, the fee payable under the Distribution and Servicing Plan. See "Distribution and Servicing Plan." Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Portfolio. For a more detailed description of the expenses borne by the Portfolios, see "Management" and "Distribution and Servicing Plan" in the Statement of Additional Information. For a description of expense reimbursement arrangements, see "Annual Operating Expenses."

PRINCIPAL PORTFOLIO MANAGERS

All of the Portfolios are managed on a team basis. The names of the principal persons who are primarily responsible for the day-to-day management of the assets of each of the Portfolios are as follows:

EQUITY PORTFOLIO--Herbert W. Gullquist (since inception) and Michael S. Rome (since 1991)

MID CAP PORTFOLIO--Herbert W. Gullquist and Eileen Alexanderson (each since inception)

SMALL CAP PORTFOLIO--Herbert W. Gullquist and Eileen Alexanderson (each since inception)

BANTAM VALUE PORTFOLIO--Herbert W. Gullquist and Eileen Alexanderson (each since inception)

GLOBAL EQUITY PORTFOLIO--Herbert W. Gullquist, John R. Reinsberg and Michael S. Rome (each since inception)

INTERNATIONAL EQUITY PORTFOLIO--Herbert W. Gullquist (since inception) and John
R. Reinsberg (since January 1992)

INTERNATIONAL SMALL CAP PORTFOLIO--Herbert W. Gullquist and John R. Reinsberg (each since inception)

EMERGING MARKETS PORTFOLIO--Herbert W. Gullquist and John R. Reinsberg (each since inception)

BOND PORTFOLIO--Thomas F. Dunn (since January 1, 1995) and Ira O. Handler (since August 1997)

HIGH YIELD PORTFOLIO--Peter R.S. Bakker and Thomas F. Dunn (each since inception)

INTERNATIONAL FIXED INCOME PORTFOLIO--Thomas F. Dunn (since January 1995) and Ira O. Handler (since June 1992)

STRATEGIC YIELD PORTFOLIO--Thomas F. Dunn (since January 1995) and Ira O. Handler (since 1993)

BIOGRAPHICAL INFORMATION OF PRINCIPAL PORTFOLIO MANAGERS

EILEEN ALEXANDERSON. Ms. Alexanderson has been a Managing Director of the Investment Manager since January, 1997. Prior thereto, Ms. Alexanderson was a Senior Vice President of the Investment Manager.

PETER R.S. BAKKER. Mr. Bakker has been a Vice President of the Investment Manager since January, 1996 and has been a Portfolio Manager with the Investment Manager since May 1995. Prior thereto, he was a Senior Vice President of NatWest Markets.

THOMAS F. DUNN. Mr. Dunn is a Managing Director of the Investment Manager and has been a Fixed Income Portfolio Manager of the Investment Manager since January 1, 1995. Prior thereto, he was a Senior Vice President of Goldman Sachs Asset Management.

HERBERT W. GULLQUIST. Mr. Gullquist has been a Managing Director of the Investment Manager since January, 1994. Prior thereto, Mr. Gullquist was a Vice President of the Investment Manager.

IRA O. HANDLER. Mr. Handler is a Senior Vice President of the Investment Manager and has been a Global & Emerging Fixed-Income Portfolio Manager of the Investment Manager since 1992.

JOHN R. REINSBERG. Mr. Reinsberg is a Managing Director of the Investment Manager and has been an International/Global Equity Portfolio Manager of the Investment Manager since 1992.

MICHAEL S. ROME. Mr. Rome is a Managing Director of the Investment Manager and has been a U.S./Global Equity Portfolio Manager of the Investment Manager since 1991.

ADMINISTRATOR

State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as each Portfolio's administrator pursuant to an Administration Agreement with the Fund. Under the Administration Agreement, State Street receives from each Portfolio, an annual fee of $45,000 plus .02% of the value of such Portfolio's average daily net assets up to $1 billion and .01% of such assets in excess of $1 billion.

DISTRIBUTOR

Under the terms of a distribution agreement with the Fund, Lazard Freres acts as distributor for the Portfolios.

CUSTODIAN; TRANSFER AND DIVIDEND DISBURSING AGENT

State Street has been retained to act as Custodian of the Portfolios' investments. Boston Financial Data Services Inc., an affiliate of State Street, serves as the Fund's Transfer and Dividend Disbursing Agent. Neither the Custodian nor the Transfer Agent has any part in deciding any of the Portfolio's investment policies or which securities are to be purchased or sold for any Portfolios. Subject to the supervision of the Fund's Board of Directors, the Custodian may enter into subcustodial arrangements on behalf of any of the Portfolios for the holding of foreign securities.

PURCHASE OF SHARES

GENERAL

The minimum initial investment for each Portfolio is $10,000 for Open Shares, unless the investor is a client of a securities dealer or other institution which has made an aggregate minimum initial purchase for its clients of at least $10,000, and $1,000,000 for Institutional Shares. Subsequent investments for each Portfolio must be at least $1,000 for Open Shares and $5,000 for Institutional Shares. For directors, members and employees of Lazard Freres and its affiliates, and the trustees of benefit plans covering any of the foregoing individuals, the minimum initial investment for each Portfolio is $5,000 for Institutional Shares. Institutional Shares held by a shareholder whose Fund account's net asset value is less than $1,000,000 are subject to conversion to Open Shares at the option of the Fund upon notice to the shareholder. The minimum investment requirements may be waived or lowered for investments effected through banks and other institutions that have entered into special arrangements with the Fund or Lazard Freres and for investments effected on a group basis by certain other entities and their employees, such as pursuant to a payroll deduction plan. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

Portfolio shares are sold without a sales charge. Securities dealers and other institutions effecting transactions in Portfolio shares for the accounts of their clients may charge their clients direct fees in connection with such transactions. The Fund and Lazard Freres reserve the right to reject any purchase order. All funds will be invested in full and fractional shares. Stock certificates will not be issued.

Shares of each Portfolio may be purchased in exchange for securities which are permissible investments of that Portfolio, subject to the Investment Manager's determination that the securities are acceptable. Securities accepted in exchange for Portfolio shares will be valued at the mean between their bid and asked quotations. In addition, securities accepted in exchange for Portfolio shares are required to be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, The Nasdaq Stock Market, a recognized non-U.S. exchange or non-Nasdaq listing with at least two market makers.

Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other agent of the Fund. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts traded on national securities exchanges will be valued as of the close of trading on such exchanges (currently 4:10 p.m., New York time). Net asset value per share of each Class for each Portfolio is computed by dividing the value of the Portfolio's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. Equity securities typically are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Board. Debt securities having remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such method does not represent fair value. Other debt securities are valued using available market quotations or at fair value which may be determined by one or more pricing services. For further information regarding the methods employed in valuing each Portfolio's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.

PURCHASES THROUGH THE TRANSFER AGENT

Orders for Portfolio shares will become effective at the net asset value per share next determined after receipt by the Transfer Agent or other agent of a check drawn on any member of the Federal Reserve System or after receipt by the Custodian or other agent of a bank wire or Federal Reserve Wire. Checks must be payable in United States dollars and will be accepted subject to collection at full face value. The Transfer Agent and Lazard Freres, in certain cases, may agree to next day settlement for certain purchases through the Transfer Agent.

By investing in a Portfolio, a shareholder appoints the Transfer Agent, as agent, to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares. See "Dividends and Distributions."

INITIAL PURCHASE BY WIRE

1. Telephone toll free from any continental state: (800) 986-3455. Give the Portfolio(s) and Class of shares to be invested in, name(s) in which shares are to be registered, address, social security or tax identification number (where applicable), dividend payment election, amount to be wired, name of the wiring bank and name and telephone number of the person to be contacted in connection with the order. An account number will be assigned.

2. Instruct the wiring bank to transmit the specified amount in federal funds ($10,000 or more for Open Shares or $1,000,000 or more for Institutional Shares), giving the wiring bank the account name(s) and assigned account number, to the Custodian:

         ABA #:  011000028 State Street Bank and Trust Company
         Boston, Massachusetts
         Custody and Shareholder Services Division
         DDA 9905-2375
         Attention:  (Name of Portfolio and Class of Shares)
            The Lazard Funds, Inc.
         Shareholder's Name and Account Number

3. Complete a Purchase Application. Indicate the services to be used. Mail the Purchase Application to the Transfer Agent:

         Boston Financial Data Services Inc.
         P.O. Box 9363
         Boston, Massachusetts 02205-9363
         Attention:  (Name of Portfolio and Class of Shares)
            The Lazard Funds, Inc.

ADDITIONAL PURCHASES BY WIRE

Instruct the wiring bank to transmit the specified amount ($1,000 or more for Open Shares, or $5,000 or more for Institutional Shares) in federal funds to State Street Bank and Trust Company as instructed in Item 2 above.

INITIAL PURCHASE BY MAIL

1. Complete a Purchase Application. Indicate the services to be used.

2. Mail the Purchase Application and a check for $10,000 or more for Open Shares, or $1,000,000 or more for Institutional Shares, payable to the Portfolio whose shares are to be purchased, to Boston Financial Data Services Inc. at the address set forth in Item 3 above.

ADDITIONAL PURCHASES BY MAIL

1. Make a check ($1,000 or more for Open Shares, or $5,000 or more for Institutional Shares) payable to the Portfolio whose shares are to be purchased. Write the shareholder's account number on the check.

2. Mail the check and the detachable stub from the Statement of Account (or a letter providing the account number) to Boston Financial Data Services Inc. at the address set forth in Item 3 above.

All purchases made by check should be in U.S. dollars and made payable to "The Lazard Funds, Inc." Third party checks will not be accepted. When purchases are made by check or periodic account investment, redemptions proceeds will be transmitted to you promptly upon bank clearance of your purchase check, which may take up to 15 calendar days.

PURCHASES THROUGH A LAZARD FRERES BROKERAGE ACCOUNT

Shares of all of the Portfolios are sold by Lazard Freres only to customers of Lazard Freres without a sales charge, on a continuing basis at the net asset value of the Portfolio next determined after receipt of a purchase order by Lazard Freres. Payments must be made to Lazard Freres within three business days of the order. Because Lazard Freres does not forward investors' funds until the business day on which the order is settled, it may benefit from temporary use of these funds. See "Management" in the Statement of Additional Information. Please contact your Lazard Freres account representative for specific instructions on how to purchase Portfolio shares through your Lazard Freres brokerage account.

PURCHASES THROUGH THE AUTOMATIC INVESTMENT PLAN (OPEN SHARES ONLY)

Investors may participate in the Automatic Investment Plan and purchase Open Shares of any Portfolio at regular intervals selected by the investor. Provided the investor's bank or other institution allows automatic withdrawals, funds in the investor's designated bank account will be debited in the specified amount and invested in Open Shares of one or more of the Portfolios through the use of electronic fund transfers or automatic bank drafts. The Automatic Investment Plan enables an investor to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals. Investors should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market. The minimum periodic investment is $250. Contact the Fund to obtain an Automatic Investment Plan application.

INDIVIDUAL RETIREMENT ACCOUNTS (OPEN SHARES ONLY)

The Fund may be used as an investment for existing IRAs. Shares may be purchased for IRAs established with other authorized custodians using a regular Fund application.

A Direct IRA rollover account may be established with the Fund through a custodial account with State Street. Completion of a Lazard Funds IRA application is required in order to create such an account. The minimum initial investment for an IRA rollover account is $10,000. Contributions to IRAs are subject to limits set by the Internal Revenue Service. For a Direct IRA Account, a $5 establishment fee and an annual $12 maintenance and custody fee is payable to State Street for each IRA Fund account; in addition, a $10 termination fee will be charged and paid to State Street when the account is closed. For more information on IRAs, call the Fund at 1-800-823-6300.

REDEMPTION OF SHARES

GENERAL

Upon receipt by the Transfer Agent, Lazard Freres or other agent of a redemption request in proper form, Portfolio shares will be redeemed at their next determined net asset value. See "Determination of Net Asset Value." For the shareholder's convenience, the Fund has established several different redemption procedures.

The Fund imposes no charges when shares are redeemed. Securities dealers and other institutions may charge their clients a fee for effecting redemptions of Portfolio shares.

Payment of redemption proceeds may be made in securities. The Fund may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that Exchange is closed, other than customary weekend and holiday closings, (ii) the Commission has by order permitted such suspension or (iii) an emergency, as defined by rules of the Commission, exists making disposal of portfolio securities or determination of the value of the net assets of the Portfolios not reasonably practicable.

The proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

The Fund has secured a $50 million committed line of credit from State Street to assist in meeting redemption requests when deemed necessary.

REDEMPTIONS THROUGH THE TRANSFER AGENT

SHAREHOLDERS OF A PORTFOLIO WHO DO NOT HAVE A BROKERAGE ACCOUNT WITH LAZARD FRERES SHOULD SUBMIT THEIR REDEMPTION REQUESTS TO THE TRANSFER AGENT BY MAIL (SEE ITEMS 1-4 BELOW). Redemption requests should be mailed to the Transfer Agent at the address set forth in Item 4 below. Upon receipt by the Transfer Agent of a redemption request in proper form, Portfolio shares will be redeemed at their next determined net asset value. Shares held in securities accounts at Lazard Freres may be redeemed through Lazard Freres. See "Redemption through a Lazard Freres Brokerage Account" below.

1. Write a letter of instruction to the Fund. Indicate the dollar amount or number and Portfolio and Class of shares to be redeemed, and the shareholder's account number, and social security or taxpayer identification number (where applicable).

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

3. If shares to be redeemed have a value of $50,000 or more, the signature(s) must be guaranteed by a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System, broker-dealer, registered securities association or clearing agency, or other participant in a signature guarantee program. Signature guarantees by a notary public are not acceptable. Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.

4. Mail the letter to the Transfer Agent at the following address:

                  Boston Financial Data Services Inc.
                  P.O. Box 9363
                  Boston, Massachusetts 02205-9363
                  Attention:  (Name of Portfolio and Class of Shares)
                              The Lazard Funds, Inc.

Checks for redemption proceeds ordinarily will be mailed within seven days. Where the shares to be redeemed have been purchased by check, the redemption proceeds will be transmitted to you promptly upon bank clearance of your purchase check, which may take up to 15 calendar days. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record. The Custodian may benefit from the use of redemption proceeds until the check issued to a redeeming shareholder for such proceeds has cleared.

When proceeds of a redemption are to be paid to someone other than the shareholder, either by wire or check, the signature(s) on the letter of instruction must be guaranteed regardless of the amount of the redemption.

REDEMPTIONS THROUGH A LAZARD FRERES BROKERAGE ACCOUNT

Redemption requests for shares of a Portfolio submitted to and received by Lazard Freres are effected at the Portfolio's net asset value next determined after redemption instructions are received from a customer by Lazard Freres. The Fund imposes no charges when shares are redeemed. Securities dealers and other institutions may charge their clients a fee for effecting redemptions of Portfolio shares.

Lazard Freres may benefit from the use of the redemption proceeds prior to the clearance of a check issued to a redeeming shareholder for such proceeds or prior to disbursement or reinvestment of such proceeds on behalf of the shareholder. Please contact your Lazard Freres account representative for specific instructions on how to redeem Portfolio shares through your Lazard Freres brokerage account.

REDEMPTION OF SMALL ACCOUNTS (OPEN SHARES ONLY)

Due to the disproportionately higher cost of servicing small accounts, each Portfolio reserves the right to redeem a shareholder's account at its option upon not less than 30 day's written notice if the account's net asset value is $500 ($250 for IRAs) or less and remains so during the notice period.

DISTRIBUTION AND SERVICING PLAN (OPEN SHARES ONLY)

Open Shares are subject to a Distribution and Servicing Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution and Servicing Plan, the Fund pays Lazard Freres for advertising, marketing and distributing each Portfolio's Open Shares and for the provision of certain services to the holders of Open Shares a fee at an annual rate of .25% of the value of the average daily net assets of the Portfolio's Open Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The fee payable for such services is intended to be a "service fee" as defined in Conduct Rules of the NASD. Under the Distribution and Servicing Plan, Lazard Freres may make payments to third parties in respect of these services. From time to time, Lazard Freres may defer or waive receipt of fees under the Distribution and Servicing Plan while retaining the ability to be paid by the Fund under the Distribution and Servicing Plan thereafter. The fees payable to Lazard Freres under the Distribution and Servicing Plan for advertising, marketing and distributing Open Shares and for payments to third parties are payable without regard to actual expenses incurred.

EXCHANGE PRIVILEGE

Shares of each Portfolio that have been held for seven days or more may be exchanged for shares of the same Class of one of the other Portfolios in an identically registered account. All exchanges are subject to the minimum initial and minimum subsequent investment requirements.

A shareholder may exchange shares by writing or, if the shareholder has so elected, by calling the Transfer Agent. To elect to initiate exchanges by telephone, the shareholder must have properly completed and submitted to the Transfer Agent in advance of the first such exchange, either a Purchase Application authorizing such exchanges or a Telephone Exchange Authorization Form. The Transfer Agent's toll-free number for exchanges is (800) 936-3455. In order to confirm that telephone instructions for exchanges are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided. If either the Fund or the Transfer Agent fails to follow these procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. None of the Portfolios, Lazard Freres nor the Transfer Agent will be liable, however, for any loss, liability, cost or expense for acting upon telephone instructions for exchanges reasonably believed to be genuine, and the investor accordingly bears the risk of unauthorized telephone requests for exchanges in these circumstances.

Procedures applicable to redemption of a Portfolio's shares also are applicable to exchanging shares. The exchange privilege with respect to each Portfolio's shares is available only in states in which shares of the Portfolio may be legally sold. The Fund reserves the right to limit the number of times shares may be exchanged between Portfolios, to reject any telephone exchange order or otherwise to modify or discontinue exchange privileges at any time. A capital gain or loss for tax purposes will be realized upon an exchange, depending upon the cost or other basis of shares redeemed.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income on shares of the Bond Portfolio, International Fixed Income Portfolio, Strategic Yield Portfolio and High Yield Portfolio will be declared each business day and paid monthly. Shares of the Bond Portfolio, High Yield Portfolio, International Fixed Income Portfolio and Strategic Yield Portfolio will begin earning dividends once the purchase amount for such shares has been accepted and converted into federal funds and will continue to earn dividends through the day a redemption order for such shares is executed. Dividends from net investment income on shares of the Equity Portfolio will be declared and paid quarterly. Dividends from net investment income on shares of the Mid Cap Portfolio, Small Cap Portfolio, Bantam Value Portfolio, Global Equity Portfolio, International Equity Portfolio and Emerging Markets Portfolio generally will be declared and paid annually but may be declared and paid twice annually. Investment income for a Portfolio includes, among other things, interest income, accretion of market and original issue discount and amortization of premium and, in the case of the Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio, Bantam Value Portfolio, Global Equity Portfolio, International Equity Portfolio, International Small Cap Portfolio and Emerging Markets Portfolio, would also include dividends. Net realized capital gains from each of the Portfolios, if any, generally will be distributed annually but may be distributed twice annually. Dividends paid by each Class will be calculated at the same time and in the same manner and will be of the same amount, except that certain expenses will be borne exclusively by one Class and not by the other, such as fees payable under the Distribution and Servicing Plan. Open Shares will receive lower per share dividends than Institutional Shares because of the higher expenses borne by Open Shares. See "Annual Operating Expenses."

Dividends and distributions of a Portfolio will be invested in additional shares of the same Class of the Portfolio at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash. If a dividend check mailed to a shareholder who elected to receive dividends and/or capital gain distributions in cash is returned as undeliverable by the postal or other delivery service, such shareholder's distribution option automatically will be converted to all dividends and other distributions reinvested in additional shares. NO INTEREST WILL ACCRUE ON AMOUNTS REPRESENTED BY UNCASHED DISTRIBUTION OR REDEMPTION CHECKS. Dividend checks and Statements of Account will be mailed approximately two business days after the payment date. Each Portfolio forwards to the Custodian the monies for dividends to be paid in cash on the payment date.

TAXATION

U.S. FEDERAL INCOME TAXES

Management believes that each Portfolio (except the High Yield Portfolio which had not commenced operations) has qualified for the fiscal year ended December 31 1997 as a "regulated investment company" under Subchapter M of the Code. It is intended that each such Portfolio will continue to so qualify as a regulated investment company, if such qualification is in the best interests of its shareholders. Each Portfolio will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies generally will be applied to each Portfolio separately, rather than to the Fund as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Portfolio. By qualifying as a regulated investment company under the Code, a Portfolio will not be subject to federal income taxes with respect to net investment income and net capital gains distributed to its shareholders. In order to qualify as a regulated investment company for any taxable year, each Portfolio must, among other things, derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

Dividends from net investment income (including net short-term capital gains) will be taxable to the shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions of net long-term capital gains, if any, will be taxable to the shareholders as long- term capital gains, whether received in cash or reinvested in additional shares, regardless of how long the shareholder has held the shares. The Code provides that an individual generally will be taxed on his or her net capital gain at a maximum rate of 28% with respect to capital gain from securities held for more than one year but not more than 18 months and at a maximum rate of 20% with respect to capital gain from securities held for more than 18 months.

Any dividend or distribution received by a shareholder on shares of a Portfolio after the purchase of such shares by him will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Such dividend or distribution, although in effect a return of capital, is subject to applicable taxes to the extent that the investor is subject to such taxes. If a shareholder holds shares less than six months and during that period receives a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such gain.

Corporate shareholders of the Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio, Bantam Value Portfolio and Global Equity Portfolio will be eligible for the dividends-received deduction on the dividends (excluding the net capital gain dividends) paid by the Portfolio, to the extent that the Portfolio's income is derived from certain dividends received from domestic corporations. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Portfolio for 46 days or more during the 90-day period commencing 45 days before the shares become ex-dividend. Furthermore, a corporation's dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Portfolio is financed with indebtedness. It is anticipated that distributions from Portfolios, other than the Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio, Bantam Value Portfolio and Global Equity Portfolio, will not qualify for the dividends-received distribution. Each year the Fund will notify shareholders of the federal income tax status of distributions.

The Bond Portfolio, High Yield Portfolio and International Fixed Income Portfolio may invest in Real Estate Mortgage Investment Conduits ("REMICs"). Interests in REMICs are classified as either "regular" interests or "residual" interests. Under the Code, special rules apply with respect to the treatment of a portion of the Portfolio's income from REMIC residual interests. (Such portion is referred to herein as "Excess Inclusion Income.") Excess Inclusion Income generally cannot be offset by net operating losses and, in addition, constitutes unrelated business taxable income to entities which are subject to the unrelated business income tax. The Code provides that a portion of Excess Inclusion Income attributable to REMIC residual interests held by regulated investment companies such as the Portfolios shall, pursuant to regulations, be allocated to the shareholders of such regulated investment company in proportion to the dividends received by such shareholders. Accordingly, shareholders of the Bond Portfolio, High Yield Portfolio and International Fixed Income Portfolio generally will not be able to use net operating losses to offset such Excess Inclusion Income. In addition, if a shareholder of one of the Portfolios is an entity subject to the unrelated business income tax (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan, or another tax-exempt entity) and is allocated any amount of Excess Inclusion Income, such a shareholder may be required to file a return and pay a tax on such Excess Inclusion Income even though a shareholder might not have been required to pay such tax or file such return absent the receipt of such Excess Inclusion Income. The Investment Manager anticipates that only a small portion, if any, of the assets of the Bond Portfolio, High Yield Portfolio and International Fixed Income Portfolio will be invested in REMIC residual interests. Accordingly, the amount of Excess Inclusion Income, if any, received by the Portfolios and allocated to their shareholders should be quite small. Shareholders that are subject to the unrelated business income tax should consult their own tax adviser regarding the treatment of their income derived from the Portfolios.

Except as discussed above with respect to Excess Inclusion Income, a dividend or capital gains distribution with respect to shares held by a tax-deferred or qualified plan, such as an IRA, 403(b)(7) retirement plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the income earned by the qualified plan.

Dividends and distributions paid by a Portfolio may be subject to state and local taxes. Prior to investing in shares of a Portfolio a prospective shareholder should consult his tax adviser concerning the federal, state and local tax consequences of such an investment.

The foregoing discussion relates only to U.S. federal income tax law as it affects shareholders who are U.S. citizens or residents or U.S. corporations or trusts. The effects of federal income tax law on shareholders who are non-resident aliens or foreign corporations or trusts may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of receipt of income from a Portfolio.

FOREIGN INCOME TAXES

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. It is anticipated that the Global Equity Portfolio, International Equity Portfolio, International Small Cap Portfolio and Emerging Markets Portfolio will be operated so as to meet the requirements of the Code to "pass through" to such Portfolio's shareholders credits for foreign income taxes paid, but there can be no assurance that it will qualify. It is possible that the credit for foreign taxes will pass through to shareholders of the and High Yield Portfolio, International Fixed Income Portfolio and Strategic Yield Portfolio.

ORGANIZATION AND DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of the Fund consists of 1,550,000,000 shares of common stock, $.001 par value. To date, the Fund's Board of Directors has authorized a total of thirteen Portfolios, twelve of which are offered pursuant to this Prospectus. Shares of each Portfolio are classified into two classes of shares--Open Shares and Institutional Shares. The Fund's Board of Directors, in the future, may designate and authorize additional portfolios or the issuance of other classes of capital stock. All shares of the Fund have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. A more complete statement of the voting rights of shareholders is contained in the Statement of Additional Information. All shares of the Fund will be validly issued, fully paid and non-assessable. As of April 1, 1998, the Investment Manager had the power to vote a sufficient number of the outstanding shares of the Fund so that the Investment Manager would be deemed to be a controlling person of the Fund.

Maryland law does not require annual meetings of shareholders except under certain specified circumstances and it is anticipated that shareholder meetings will be held only when required by federal or Maryland law. A meeting of shareholders will be called, however, for the purpose of voting upon the question of removal of a director of the Fund, upon the written request of holders of not less than 10% of all votes entitled to be cast at the meeting. The Fund will assist shareholders in communications concerning the removal of any director of the Fund.

REPORTS TO SHAREHOLDERS AND ACCOUNT SERVICES

The fiscal year of the Fund ends on December 31 of each year. The Fund sends to the shareholders of each Portfolio, at least semi-annually, reports showing the investments in each of the Portfolios and other information (including unaudited financial statements) pertaining to each Portfolio. An annual report, containing financial statements audited by the Fund's independent accountants, is sent to shareholders each year.

Shareholders will be sent a Statement of Account from Lazard Freres, as agent of the Fund, whenever a share transaction is effected in the accounts. Shareholders can write or call the Fund at the address and telephone number on the cover of this Prospectus with any questions relating to their investment in Portfolio shares.

A special service is available to banks, brokers, investment advisers, trust companies and others who have a number of accounts in one or more of the Portfolios. A monthly summary of accounts can be provided, showing for each account the account number, the month-end share balance and the dividends and distributions paid during the month.

PERFORMANCE INFORMATION

From time to time the Portfolios may advertise their "average annual total return" and their "actual total return." THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. These total returns show what the investment results of each Class of the Portfolio would have been over a specified period of time (such as one, five, or ten years, or the period of time since commencement of operations, if shorter) assuming that all distributions and dividends by the Portfolio were reinvested on their reinvestment dates during the period less all recurring fees. Both types of total return are computed in the same manner, except that the "average total return" requires the additional step of determining the annual rate of return required for the initial investment to equal the "actual total return" at the end of the relevant period.

In addition, from time to time, the Fund may advertise "yield" and "actual distribution rate" quotations for one or more Portfolios. A Portfolio's "yield" for any 30-day period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. A Portfolio's "actual distribution rate" is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share.

Performance of each Class will be calculated separately and will take into account any applicable distribution and service fees. As a result, at any given time, the performance of Open Shares should be expected to be lower than that of Institutional Shares. See "Distribution and Servicing Plan."

PRIVATE ACCOUNT PERFORMANCE

The High Yield Portfolio has not yet commenced operations and the Mid Cap Portfolio only recently commenced operations on November 4, 1997. Set forth below is performance information derived from historical composite performance of all Private Accounts managed by the Investment Manager, which have investment objectives, policies and strategies substantially similar to those of the High Yield Portfolio and Mid Cap Portfolio and, thus, is deemed relevant to investors in such Portfolios. THE PERFORMANCE INFORMATION OF THE PRIVATE ACCOUNTS SHOULD NOT BE VIEWED AS A SUBSTITUTE FOR THE HIGH YIELD PORTFOLIO'S OR MID CAP PORTFOLIO'S OWN PERFORMANCE NOR INDICATIVE OF THE FUTURE PERFORMANCE OF SUCH PORTFOLIOS. Moreover, the Private Accounts are not registered under the 1940 Act and, therefore, are not subject to certain investment restrictions, diversification requirements and other restrictions that are imposed by the 1940 Act and the IRS, which, if imposed, might have adversely affected the performance of the Private Accounts. The performance results of the Private Accounts have been calculated in accordance with Performance Presentation Standards of the Association for Investment Management and Research, adjusted to reflect a hypothetical management fee equal to the highest rate charged to an account. The performance results of the Private Accounts would have been lower had they been subject to the estimated fees and expenses to be incurred by the respective Portfolio.


                                                  Average Annual Total Return
                                                Period Ended September 30, 1998

                                                                    Since
                                               1 Year             Inception

Mid Cap Private Account Composite              -15.1%                12.5%*
High Yield Private Account Composite             1.2%                14.6%**

---------------------
*  From January 1, 1996.
** From March 1, 1995.


--------

APPENDIX

INVESTMENT TECHNIQUES

BORROWING MONEY--(All Portfolios) Each Portfolio, except as noted, is permitted to borrow money from banks for temporary or emergency (not leveraging) purposes, including to meet redemption requests which might require the untimely disposition of securities, in an amount up to 15% (5% for purposes other than meeting redemption requests) of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (including the amount borrowed) at the time the borrowing is made. The Equity Portfolio, however, may borrow for temporary purposes only to meet redemption requests in an amount up to 10% of the value of its total assets. While borrowings exceed 5% of a Portfolio's total assets, the Portfolio will not make any additional investments. In addition, the Mid Cap Portfolio, Bantam Value Portfolio, Global Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, High Yield Portfolio and, although currently it has no intention of doing so, Equity Portfolio may borrow for investment purposes to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of it total assets. See "Leverage" below.

FOREIGN CURRENCY TRANSACTIONS--(All Portfolios, except the Equity Portfolio, Small Cap Portfolio, Bantam Value Portfolio and Bond Portfolio) Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

Foreign currency transactions may involve, for example, the Portfolio's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive in the exchange. The Portfolio's success in these transactions will depend principally on the Investment Manager's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

LENDING PORTFOLIO SECURITIES -- (All Portfolios) Each Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Portfolio continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Portfolio an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% (10% with respect to the Equity Portfolio, Small Cap Portfolio, International Equity Portfolio, Bond Portfolio, International Fixed Income Portfolio and Strategic Yield Portfolio) of the value of the Portfolio's total assets, and the Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Portfolio at any time upon specified notice. The Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio.

USE OF DERIVATIVES--(All Portfolios) The types of Derivatives a Portfolio may invest in, or enter into, may include, to the extent described under "Description of the Portfolios," options and futures, mortgage-related securities and asset-backed securities. These instruments and certain related risks are described more specifically in the Statement of Additional Information.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the Portfolio's investments as a whole. Derivatives permit the Portfolio to increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Portfolio's performance.

If the Portfolio invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. The Portfolio also could experience losses if its Derivatives were poorly correlated with its other investments or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

Although neither the Fund nor any Portfolio will be a commodity pool, certain Derivatives subject the Portfolio to the rules of the Commodity Futures Trading Commission which limit the extent to which the Portfolio can invest in such Derivatives. If permitted by its policies, a Portfolio may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Portfolio may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

When required by the Commission, a Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.

FORWARD COMMITMENTS--(All Portfolios) Each Portfolio may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make payment until it receives delivery from the counterparty. The Portfolio will commit to purchase such securities only with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable. When required by the Commission, a Portfolio may have to set aside permissible liquid assets in a segregated account to cover its commitments.

SHORT-SELLING--(Mid Cap Portfolio and High Yield Portfolio) Each of these Portfolios may engage in short sales of securities. In these transactions, the Portfolio sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio, which would result in a loss or gain, respectively. The Portfolio also may make short sales "against the box," in which the Portfolio enters into a short sale of a security it owns. Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio's net assets.

LEVERAGE--(Equity Portfolio, Mid Cap Portfolio, Bantam Value Portfolio, Global Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio and High Yield Portfolio) Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio's investment. Money borrowed for leveraging is limited to 33-1/3% of the value of the Portfolio's total assets. These borrowings would be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

Each of these Portfolios may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Portfolio retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Portfolio repurchases the security at principal plus accrued interest. To the extent a Portfolio enters into a reverse repurchase agreement, the Portfolio will maintain in a segregated custodial account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. Except for these transactions, each of these Portfolio's borrowings generally will be unsecured.

CERTAIN PORTFOLIO SECURITIES

CONVERTIBLE SECURITIES--(All Portfolios) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

DEPOSITARY RECEIPTS--(All Portfolios, except the Small Cap Portfolio) Each of these Portfolios may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES--(All Portfolios, except the Equity Portfolio and Small Cap Portfolio) Each of these Portfolios may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Investment Manager to be of comparable quality to the other obligations in which the Portfolio may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

WARRANTS--(All Portfolios, except the International Equity Portfolio, Bond Portfolio and International Fixed Income Portfolio) A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. A Portfolio may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the Portfolio that are sold in units with, or attached to, other securities.

MORTGAGE-RELATED SECURITIES--(Bond Portfolio, High Yield Portfolio, International Fixed Income Portfolio and Strategic Yield Portfolio and, to a limited extent, the Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio, Bantam Value Portfolio and Global Equity Portfolio) Mortgage-related securities are secured, directly or indirectly, by pools of mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage- backed securities. These securities also may include mortgage pass-through securities, interests in REMICs or other kinds of mortgage-backed securities. The mortgage-related securities which may be purchased include those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in interest rates and those with interest rates that change inversely to changes in interest rates.

          RESIDENTIAL MORTGAGE-RELATED SECURITIES. Each of these Portfolios may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"), or by private entities. Similar to commercial mortgage-related securities, residential mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States Government. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States Government. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the United States Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

          COMMERCIAL MORTGAGE-RELATED SECURITIES. Each of these Portfolios may invest in commercial mortgage-related securities, which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection is generally provided by having the holders of the subordinated class of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

          SUBORDINATED SECURITIES. The Portfolio may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgage. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

          COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations or "CMOs" are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) pass-through certificates issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities or
(e) any combination thereof. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of CMOs or multi-class pass-through securities may elect to be treated as a REMIC. The Bond Portfolio, High Yield Portfolio and International Fixed Income Portfolio may invest, to a limited extent, in residual interests in REMICs. See "Taxation."

Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date; these characteristics will vary from one tranche to another. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Each of these Portfolios also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as the LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The coupon varying inversely to a multiple of an applicable index creates a leverage factor. The markets for inverse floating rate CMOs with highly leveraged characteristics may at times be very thin. The Portfolio's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity. It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

          STRIPPED MORTGAGE-BACKED SECURITIES. Each of these Portfolios also may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class received some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

          REAL ESTATE INVESTMENT TRUSTS. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

ASSET-BACKED SECURITIES--(Bond Portfolio, High Yield Portfolio, International Fixed Income Portfolio and Strategic Yield Portfolio) Asset-backed securities are a form of Derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage- related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Each of these Portfolios may invest in these and other types of asset-backed securities that may be developed in the future.

Asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide the Portfolio with a less effective security interest in the related collateral than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

ZERO COUPON AND STRIPPED U.S. TREASURY SECURITIES--(Bond Portfolio, High Yield Portfolio and Strategic Yield Portfolio) Each of these Portfolios may invest in zero coupon U.S. Treasury securities, which are Treasury notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non- zero coupon securities having similar maturities and credit qualities.

MUNICIPAL OBLIGATIONS--(Bond Portfolio, High Yield Portfolio and Strategic Yield Portfolio) In circumstances where the Investment Manager determines that investment in municipal obligations would facilitate the Portfolio's ability to accomplish its investment objective, each of these Portfolios may invest its assets in such obligations, including municipal obligations issued at a discount. Dividends on shares attributable to interest on municipal obligations held by the Portfolio will not be exempt from federal income taxes. Municipal obligations are susceptible to risks arising from the financial condition of the states, public bodies or municipalities issuing the securities. To the extent that state or local governmental entities are unable to meet their financial obligations, the income derived by the Portfolio from municipal obligations could be impaired.

INVESTMENT COMPANIES--(All Portfolios) Each Portfolio may invest, to the extent permitted under the 1940 Act, in securities issued by investment companies which principally invest in securities of the type in which the Portfolio invests. Investments in the securities of investment companies may involve duplication of advisory fees and certain other expenses.

MONEY MARKET INSTRUMENTS--(All Portfolios) Each Portfolio, unless otherwise provided, may invest in the following types of Money Market Instruments:

          U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

          REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The Portfolio may enter into repurchase agreements with certain banks or non-bank dealers.

          BANK OBLIGATIONS. The Portfolio may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are differing in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Investment Considerations and Risks-Foreign Securities."

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

Banker's acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

          COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper of U.S. issuers or foreign issuers (in the case of the International Equity Portfolio, International Fixed Income Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Strategic Yield Portfolio and Global Equity Portfolio) purchased by the Portfolio will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's or A-1 by S&P, (b) issued by companies having an outstanding debt issue currently rated at least Aa/AA by Moody's or S&P, or (c) if unrated, determined by the Investment Manager to be of comparable quality to those rated obligations which may be purchased by the Portfolio.

          PARTICIPATION INTERESTS. Each Portfolio may purchase from financial institutions participation interests in securities in which the Portfolio may invest. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Investment Manager must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest.

ILLIQUID SECURITIES--(All Portfolios) Each Portfolio may invest up to 10% (15% in the case of the Mid Cap Portfolio and High Yield Portfolio) of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, certain mortgage-related securities, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

RATINGS--(Bond Portfolio, High Yield Portfolio, International Fixed Income Portfolio and Strategic Yield Portfolio and, to a limited extent, all other Portfolios) Securities rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Bonds rated BBB by S&P are investment grade and regarded as having adequate capacity to pay interest and repay principal; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated Caa by Moody's or CCC by S&P are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest. Securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P, are in default, and payment of interest and/or repayment of principal is in arrears. Such securities, though high yielding, are characterized by great risk. See "Appendix" in the Statement of Additional Information for a general description of securities ratings.

The ratings of Moody's and S&P represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risks of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Manager also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The ability of the Fixed-Income Portfolios' to achieve their respective investment objectives may be more dependent on the Investment Manager's credit analysis than might be the case for a fund that invested in higher rated securities.

                  STRATEGIC YIELD PORTFOLIO. During the year ended December 31, 1997, the percentages of the Strategic Yield Portfolio's assets invested in securities (other than U.S. Treasury obligations or obligations of foreign governments or U.S. or foreign government agencies) rated in particular rating categories by S&P were, on a weighted average basis, as follows:

                                       Percentage of
         S&P RATINGS                        TOTAL INVESTMENTS

           TSY                            8.4%
           AGY                            5.3%
           AAA                           12.6%
           AA+                            0.1%
           AA-                            5.2%
           A                              2.7%
           A-                             0.3%
           BBB                            0.5%
           BBB-                           1.6%
           BB+                            0.4%
           BB                             1.8%
           BB-                            1.6%
           B+                             4.9%
           B                              6.6%
           B-                             7.8%
           CCC+                           0.5%
           CCC                            0.7%
           No Rating*                    39.0%

-----------------------
* The Investment Manager estimates these securities to have an average rating of BBB+.


The actual distribution of the Portfolio's investments by ratings on any given date will vary. In addition, the distribution of the Portfolio's investments by ratings as set forth above should not be considered as representative of the Portfolio's future investment portfolio composition.

                         THE LAZARD FUNDS, INC.
                         30 Rockefeller Plaza
                         New York, New York 10112
                         Telephone: (800) 823-6300

                         INVESTMENT MANAGER
                         Lazard Asset Management
                         30 Rockefeller Plaza
                         New York, New York 10112

                         DISTRIBUTOR
                         Lazard Freres & Co. LLC
                         30 Rockefeller Plaza
                         New York, New York 10112

                         CUSTODIAN
                         State Street Bank and Trust Company
                         225 Franklin Street
                         Boston, Massachusetts 02110

                         TRANSFER AGENT AND
                         DIVIDEND DISBURSING AGENT
                         Boston Financial Data Services Inc.
                         P.O. Box 9363
                         Boston, Massachusetts 02205-9363

                         INDEPENDENT PUBLIC ACCOUNTANTS
                         Anchin, Block & Anchin LLP
                         1375 Broadway
                         New York, New York 10018

                         LEGAL COUNSEL
                         Stroock & Stroock & Lavan LLP
                         180 Maiden Lane
                         New York, New York 10038-4982

         LAZARD FUNDS
         30 Rockefeller Plaza
         58th Floor
         New York, New York 10112
         Telephone 800-823-6300




         NO SALES OR REDEMPTION CHARGES
         No person has been authorized to give any information or to make any representations not contained in this Prospectus, and information or representations not contained herein must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer of any security other than the registered securities to which it relates or an offer to any person in any jurisdiction where such offer would be unlawful.